Securities Act File No. 333-
                      Investment Company Act File No. 811-

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 2004

         U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM N-2


     REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT OF 1933                                            [X]

     Pre-Effective Amendment No.                                       [ ]

     Post-Effective Amendment No. __                                   [ ]
     and/or

     REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                    [X]

     Amendment No.                                                     [ ]
     (Check appropriate box or boxes)


                      GENERATION HEDGE STRATEGIES FUND LLC
               (Exact name of Registrant as specified in charter)

                          400 Andrews Street, Suite 720
                            Rochester, New York 14604

                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 585-232-8560



                            Scott D. Nasca, President
                        Generation Capital Management LLC
                          400 Andrews Street, Suite 720
                            Rochester, New York 14604

                     (Name and address of agent for service)


                  Please send copies of all communications to:
                              Thomas F. Konop, Esq.
                              Sadis & Goldberg LLC
                         463 Seventh Avenue, 16th Floor
                            New York, New York 10018




Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

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

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                      PROPOSED
                                 AMOUNT BEING       MAXIMUM           MAXIMUM                PROPOSED
                                 REGISTERED (1)     OFFERING PRICE    AGGREGATE              AMOUNT OF
TITLE OF SECURITIES                                 PER UNIT (1)      OFFERING PRICE (1)     REGISTRATION FEE (2)
BEING REGISTERED
Units of Limited Liability
Company Interest                 100,000            $1,000            $100,000,000           $12670

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)  Transmitted Prior to Filing.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.


                      GENERATION HEDGE STRATEGIES FUND LLC

                              CROSS REFERENCE SHEET
                                  PARTS A AND B
ITEM
NO.                                                       LOCATION IN PROSPECTUS

1.       Outside Front Cover Page.........................Outside Front Cover Page

2.       Inside Front and Outside Back Cover Page.........Inside Front and Outside Back Cover Page

3.       Fee Table and Synopsis...........................Summary; Summary of Fund Expenses; Fees and Expenses

4.       Financial Highlights.............................Not Applicable

5.       Plan of Distribution.............................Fees and Expenses; Purchase of Units; Distributor (SAI)

6.       Selling Shareholders.............................Not Applicable

7.       Use of Proceeds..................................Use of Proceeds

8.       General Description of the Registrant............Outside Front Cover Page; Summary; Investment
                                                          Objective and Strategies; General Information

9.       Management.......................................Management of the Fund

10       Capital Stock, Long-Term Debt, and Other
         Securities.......................................General Information

11.      Defaults and Arrears on Senior Securities........Not Applicable

12.      Legal Proceedings................................Not Applicable

13.      Table of Contents of the Statement of
         Additional Information...........................Table of Contents of SAI

14.      Cover page of SAI................................Cover Page (SAI)

15.      Table of Contents of SAI.........................Table of Contents (SAI)

16.      General Information and History..................Not Applicable

17.      Investment Objective and Policies................Investment Objective and Strategies; Management
                                                          Strategy; Additional Information on Investment
                                                          Techniques and Operations of the Fund and Related
                                                          Risks (SAI); Additional Information on Investment
                                                          Techniques of Investment Funds and Related Risks (SAI)

18.      Management.......................................Management of the Fund; Directors and Officers (SAI)

19.      Control Persons and Principal Holders of
         Securities.......................................Control Persons; Control Persons (SAI)

20.      Investment Advisory and Other Services...........Management of the Fund; Investment Management and
                                                          Other Services (SAI)

21.      Brokerage Allocation and Other Practices.........Portfolio Transactions; Portfolio Transactions (SAI)

22.      Tax Status.......................................Taxes

23.      Financial Statements.............................Financial Statements



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


                      GENERATION HEDGE STRATEGIES FUND LLC

               100,000 UNITS OF LIMITED LIABILITY COMPANY INTEREST


Generation Hedge Strategies Fund LLC (the "Fund") is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek long-term growth of principal across varying market conditions with limited correlation to traditional market indices. The Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds"), that pursue a variety of "absolute return" investment strategies. The Investment Funds in which the Fund invests are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

This Prospectus applies to the offering of units of limited liability company interest ("Units") of the Fund. The Units will be offered during an initial public offering period at the offering price, which is net asset value, plus any applicable sales charge, and in a continuous offering thereafter at net asset value, plus any applicable sales charge, as described herein. The Fund has registered 100,000 Units for sale under the registration statement to which this Prospectus relates. No person who is admitted as a member of the Fund ("Member") will have the right to require the Fund to redeem any Units.

IF YOU PURCHASE UNITS OF THE FUND, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY OPERATING AGREEMENT ("OPERATING AGREEMENT"). A COPY OF THE OPERATING AGREEMENT IS ATTACHED AS APPENDIX B TO THIS PROSPECTUS.

ONLY "ELIGIBLE INVESTORS" AS DEFINED HEREIN MAY MAKE INVESTMENTS IN THE FUND. SEE "ELIGIBLE INVESTORS."

THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP. THE UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE OPERATING AGREEMENT OF THE FUND. ALTHOUGH THE FUND MAY OFFER TO REPURCHASE UNITS FROM TIME TO TIME, UNITS WILL NOT BE REDEEMABLE AT AN INVESTOR'S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS. SEE "PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE -- CLOSED-END FUND; LIMITED LIQUIDITY; UNITS NOT LISTED; REPURCHASES OF UNITS." THE UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

This Prospectus provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ("SAI"), dated _____, 2004, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI without charge by writing to------------------- Distributors, Inc., [address]; or by calling the Fund's investment adviser: Generation Capital Management LLC (the "Adviser") at 1-800 ______. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page __ of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov).

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE, NOR HAVE THEY MADE, NOR WILL THEY MAKE, ANY DETERMINATION AS TO WHETHER ANYONE SHOULD BUY THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           Total
                                                           -----
Offering Amount (1)                                     $100,000,000
Sales Load (2)                                          $  2,000,000
Proceeds to the Fund (3)                                $ 98,000,000

---------------
(1) .[Name] acts as the distributor ("Distributor") of the Fund's Units on a best-efforts basis, subject to various conditions. The closing date for the purchase of Units in the initial public offering is on or about ________ , 2004 (or such earlier or later date as the Distributor may determine). The Fund may also distribute Units through other brokers or dealers. The Fund will sell Units only to investors who certify that they are "Eligible Investors." See "Eligible Investors." The minimum initial investment is $25,000, subject to waiver. Pending investment in the Fund, the proceeds of the initial public offering, as well as of any subsequent continuous offering, will be placed in an interest-bearing escrow account by [name] ("name"), the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See "Use of Proceeds."

(2) Investments may be subject to a sales charge of up to 2 %, subject to waivers for certain types of investors. See "Purchase of Units." The Distributor, Generation Capital Management LLC ("Generation" or the "Adviser"), or their affiliates may pay from their own resources additional compensation to brokers or dealers in connection with the sale and distribution of the Units or servicing of investors. The Distributor retains the sales charge, and may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 2%.

(3) Assumes sale of all Units currently registered at the net asset value indicated. The offering price is net asset value, plus any applicable sales charge or load. Offering price, minus the sales charge, equals the proceeds to the Fund.

THE UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PROSPECTUS AS LEGAL, TAX, OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL, OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE OPERATING AGREEMENT OF THE FUND.

               THE FUND'S DISTRIBUTOR IS [NAME] DISTRIBUTORS, INC.

                 The date of this Prospectus is [_______], 2004



                                       -2-


                                TABLE OF CONTENTS

                                                                                                                  PAGE
SUMMARY

SUMMARY OF FUND EXPENSES.........................................................................................

USE OF PROCEEDS..................................................................................................

INVESTMENT OBJECTIVE AND STRATEGIES..............................................................................

MANAGEMENT STRATEGY..............................................................................................

PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE..........................................................

PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS....................................................................

MANAGEMENT OF THE FUND...........................................................................................

FEES AND EXPENSES................................................................................................

PORTFOLIO TRANSACTIONS...........................................................................................

VOTING

CONFLICTS OF INTEREST............................................................................................

CONTROL PERSONS..................................................................................................

REPURCHASES OF UNITS.............................................................................................

TRANSFERS OF UNITS...............................................................................................

NET ASSET VALUATION..............................................................................................

TAXES............................................................................................................

ERISA CONSIDERATIONS.............................................................................................

ELIGIBLE INVESTORS...............................................................................................

INVESTOR SUITABILITY.............................................................................................

PURCHASE OF UNITS................................................................................................

GENERAL INFORMATION..............................................................................................

ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT....................................................

APPENDIX A - INVESTOR CERTIFICATION..............................................................................

APPENDIX B - LIMITED LIABILITY COMPANY OPERATING AGREEMENT.......................................................

                                       -3-

                                     SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Fund's SAI and the terms and conditions of the Operating Agreement, each of which should be retained by any prospective investor.



THE FUND The Fund is a recently formed Delaware limited liability company that is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund's Units are registered under the Securities Act of 1933, as amended ("1933 Act"), but are subject to substantial limits on transferability and resale.

                    The Fund is a "fund of funds" that provides a means for investors to participate in investments in the securities of Investment Funds that pursue a variety of "absolute return" investment strategies. The Fund is intended to afford its Members access to a variety of hedge funds, the benefits of reduced risk through diversification, and the benefits of professional portfolio managers. An investment in a single professionally managed investment vehicle eliminates the need for investors to monitor or purchase securities in individual hedge funds. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

THE CLOSING         The closing date for the purchase of Units in the initial
DATE OF THE         public offering is on or about _______, 2004 (or such
INITIAL OFFERING;   earlier or later date as the Distributor may determine).
THE PUBLIC          After the closing of the initial public offering, initial
CONTINUOUS          and subsequent purchases generally will be accepted monthly.
OFFERING            The Fund's organizational and initial offering expenses are being borne [To be determined.].

USE OF PROCEEDS     The Fund will invest the proceeds of the initial public
                    offering and any continuous offering period in accordance with the Fund's investment objective and principal strategies as soon as practicable after the termination date of the initial public offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering. Pending the investment of the proceeds of any offering pursuant to the Fund's investment policies, a portion of the proceeds of the offering that is not invested in the Investment Funds may be invested in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs.
                    See "Use of Proceeds."

INVESTMENT          The Fund's investment objective is to seek long-term growth
OBJECTIVE           of principal across varying market conditions with limited
AND STRATEGIES      correlation to traditional market indices. The Fund seeks to achieve its objective by investing primarily in Investment
                    Funds that are managed by alternative asset managers
                    ("Portfolio Managers") that employ a variety of "absolute return" strategies. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. An absolute return strategy generally seeks to generate a positive return irrespective of market conditions. The Adviser will seek to invest in Investment
                    Funds with low correlation to traditional market indices, as well as low correlation to other Investment Funds (low cross correlation). This multi-manager, multi-strategy investing approach aims to deliver long-term growth of principal without being tied to traditional benchmarks. The Fund seeks to invest in between 15-40 Investment Funds. The diversification offered by a variety of disciplined, quantitative models and strategies seeks to minimize market-related or systematic sources of return and to maximize skill-based sources of return.

                    The Adviser anticipates that the Investment Funds will (i) provide exposure to a range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other major markets and (ii) fall within one of the three broadly defined primary investment categories: relative value, event driven, and tactical directional.

                    Relative Value: Relative Value strategies generally seek to produce returns without taking on specific market exposures. Portfolio managers employing Relative Value strategies seek to achieve attractive risk-adjusted returns by employing both long and short positions in fixed-income, equity, and/or other instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Portfolio managers seek to balance the relationship between risk and return to achieve some performance target.

                    Event Driven: A typical strategy in this category takes a position based upon an expectation about some event that has occurred or may occur. Positions are taken in companies with unusual situations that offer profit opportunities; e.g., depressed stock; mergers and acquisitions; bankruptcies; reorganizations; news items, etc. Managers commonly employ fundamental research to determine valuations. This category of investing lends itself to a modest degree of market exposure or directional risk.

                    Tactical Directional: Strategies in this category seek to take advantage of broad market trends (domestic or global Portfolio managers seek to balance the relationship between risk and) in equities, interest rates or commodity prices. Tactical directional strategies comprise the majority of hedge fund strategies and generally carry higher market risk.

                    Examples of strategies within these three broadly defined primary categories include:

-------------------------------------------------------------------------------
 CATEGORY                 RELATIVE          EVENT            TACTICAL
                          VALUE             DRIVEN           DIRECTIONAL
                          -----             ------           -----------
 EXAMPLE STRATEGIES       Equity Market     Special          Long/Short
                          Neutral           Situations       Equity

                          Convertible       Distressd        Dedicated
                          Arbitrage         Securities       Short Bias

                          Statistical       Merger           Emerging
                          Arbitrage         Arbitrage        Markets

                          Fixed Income      Opportunistic    Macro
                          Arbitrage

                          Index Arbitrage
-------------------------------------------------------------------------------

                    The Adviser currently intends to invest from 50% to 70% of the Fund's assets in Investment Funds that, in the view of the Adviser, are substantially utilizing relative value strategies; 10% to 20% in Investment Funds that, in the view of the Adviser, are substantially utilizing event-driven strategies; and 15% to 25% in Investment Funds that, in the view of the Adviser, are substantially utilizing tactical directional strategies.

                    The Fund intends generally to limit investments in any one Investment Fund in its portfolio to no more than 5% of the Fund's assets. See "Diversified Status."

                    There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's board of directors ("Board") without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change. See "Investment Objective and Strategies."


RISK FACTORS        The Fund's investment program is speculative and entails
                    substantial risks. The Fund is a recently formed entity and has limited operating history. Units in the Fund will not be traded on any securities exchange, are not expected to trade on any other market, and are subject to substantial restrictions on transferability and resale. The Fund may offer to repurchase Units but the Units will not be redeemable at a Member's option nor will they be exchangeable for interests, units, or shares of any other fund, because the Fund is a closed-end investment company.
                    The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. If the Fund does not repurchase a Member's Units, the Member may not be able to dispose of his or her Units, even during periods of Fund underperformance, due to the substantial restrictions on the transferability and resale of the Units.

                    The Fund's performance depends upon the performance of the Investment Funds, and the Adviser's ability to select, allocate, and reallocate effectively the Fund's assets among them. The Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. An investment adviser of an Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser, and that involve risks that are not anticipated by the Adviser. Investment Funds may have a limited operating history and investment advisers of the Investment Funds may have limited experience in managing assets.

                    The value of the Fund's net assets will fluctuate primarily based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's investment in that Investment Fund is increased. Investment Funds may be more likely than other types of funds to engage in the use of leverage, short sales, and derivative transactions. An Investment Fund's use of such transactions is likely to cause the value of the Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological, and regulatory change.

                    The Fund will compute its net asset value (total assets less total liabilities, including accrued fees and expenses) as of the last business day of each month. When the Fund values its securities, market prices will not be readily available for some or all of its investments. Securities for which market prices are not readily available (i.e., as is expected with respect to most of the Fund's investments in Investment Funds) will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies. The Adviser will attempt to achieve a certain level of transparency with the Investment Funds, such as receiving information from each Investment Fund regarding its investment performance and investment strategy. In cases where transparency is limited, the Adviser may have little or no means of independently verifying this information. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Also, investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently. See "Net Asset Valuation."

                    The interests in the Investment Funds in which the Fund invests or plans to invest will generally be illiquid. The Fund may not be able to dispose of Investment Fund interests that it has purchased.

                    Each Investment Fund will be charged or subject to an asset-based fee and performance-based allocations or fees payable or allocated to the investment adviser of such Investment Fund. By investing in Investment Funds indirectly through the Fund, an investor in the Fund bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Investment Fund level. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus. The performance-based compensation received by an investment adviser of an Investment Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight. Investments by the Investment Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States.

                    To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of, an Investment Fund, it will not be able to vote on matters that require the approval of the investors of the Investment Fund, including a matter that could adversely affect the Fund's investment in it.

                    There are special tax risks associated with an investment in the Fund. See "Principal Risk Factors Relating to the Fund's Structure -- Distributions to Members and Payment of Tax Liability" and "Taxes."

MANAGEMENT          The Board has overall responsibility for the
                    management and supervision of the operations of the Fund.
                    See "Management of the Fund -- The Board."

THE ADVISER         Under the supervision of the Board and pursuant
                    to an investment management agreement ("Investment
                    Management Agreement"), Generation, an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), serves as the investment adviser for the Fund. Scott D. Nasca, President of the Adviser, will be primarily responsible for the Fund's day-to-day portfolio management, subject to oversight by the Board.

                    The Adviser is owned primarily by Mr. Nasca. See "Management of the Fund -- The Adviser."

THE ADMINISTRATOR; Generation also serves as the Fund's administrator to SUB-ADMINISTRATOR; supervise the provision of services to the Fund. The Fund
TRANSFER AGENT      will compensate Generation, in its capacity as
                    administrator, for providing such services. Generation has retained [name]to serve as the Fund's sub-administrator. [Name] is compensated for sub-administration services by Generation. The Fund also has retained [name] to serve as transfer and distribution disbursing agent, and will compensate [name] for providing investor services, including services relating to transfer agency, disbursement of distributions, and account-related functions, among other services.

FEES AND EXPENSES   Investment Management Fee. The Fund will
                    pay the Adviser an investment management fee at an annual rate equal to 1.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be paid to the Adviser out of the Fund's assets. See "Fees and Expenses - Investment
                    Management Fee."

                    Administrative Fee. The Fund will also pay the Generation, in its capacity as an Administrator, an administrative fee at an annual rate equal to 0.50% of the Fund's month-end net assets, before giving effect to any repurchases by the Fund of Units. See "Fees and Expenses -- Administrative Fee."

                    Distribution Expenses. Investments may be subject to a sales charge of up to 2%, subject to waivers for certain types of investors. See "Purchase of Units." Pursuant to the underwriting and distribution services agreement ("Underwriting Agreement"), Distributor bears all of its expenses of providing its services under that agreement. See "Fees and Expenses -- Distribution Expenses."

                    Investor Servicing Fee. The Fund will pay a fee to the Distributor to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.40% (on an annualized basis) of the aggregate value of outstanding units held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Units); or (ii) the Distributor's actual payments to the Investor Service Provider. See "Management of the Fund--Investor Servicing Arrangements."

CONFLICTS OF        The investment activities of the Adviser, the
INTEREST            investment advisers of the Investment Funds, and
                    their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest in relation to the Fund. The
                    Fund's operations may give rise to other conflicts of interest. See "Conflicts of Interest."

REPURCHASES         No Member will have the right to require the Fund to redeem
OF UNITS            its Units in the Fund. The Fund from time to time may offer to repurchase Units. These repurchases will be made at such times and on such terms as may be determined by the Board from time to time in its complete and absolute discretion.
                    The Fund may repurchase less than the full amount of Units that a Member requests to be repurchased. In determining whether the Fund should repurchase Units from Members pursuant to repurchase requests, the Board will consider, among other things, the recommendation of the Adviser. After the Fund has been in operation for one year, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members on a quarterly basis.
                    A Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $25,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required account balance is maintained. See
                    "Repurchases of Units."

ELIGIBLE            Each investor will be required to certify that the Units
INVESTORS           purchased are being acquired directly or indirectly for the account of an "Eligible Investor" as defined herein. An
                    "Eligible Investor" includes, among other investors, an individual who: (i) has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million; (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus.
                    Existing Members who purchase additional Units will be required to meet the Fund's eligibility criteria at the time of the additional purchase. See "Eligible Investors."

INVESTOR            An investment in the Fund involves a considerable amount of
SUITABILITY         risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See also "Taxes -- Investment By
                    Qualified Retirement Plans and Other Tax-Exempt Investors" and "ERISA Considerations." You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

PURCHASE OF         The Fund may accept both initial and additional applications
UNITS               by investors to purchase Units at such times as the Fund may determine, subject to the receipt of cleared funds two business days prior to the acceptance date set by the Fund.
                    Pending investment in the Fund, the proceeds of the initial public offering, as well as of any subsequent continuous offering, will be placed in an interest-bearing escrow account by [name], the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies. See
                    "Use of Proceeds." After the closing of the initial public offering, initial and subsequent purchases will generally be accepted monthly. The Fund reserves the right to reject in its complete and absolute discretion any application for Units in the Fund. The Fund also reserves the right to suspend purchases of Units at any time. Generally, the minimum initial investment in the Fund is $25,000. See
                    "Purchase of Units," "Net Asset Valuation," and "Eligible
                    Investors."

TAXES The Fund expects to qualify, and to continue to qualify, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Unit holders. Taxable income consists generally of net investment income and any capital gains.

                    The Fund will distribute substantially all of its net investment income and gains to Unit holders. These distributions are taxable as ordinary income or capital gains to the Unit holder. To the extent the underlying income of the Investment Funds is derived from qualified dividends, distributions by the Fund will qualify for the 15% maximum rate of federal tax on dividends for individual, non-corporate taxpayers. Unit holders may be proportionately liable for taxes on income and gains of the Fund, but Unit holders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Unit holders of the amount and nature of the income or gains.

                    Subchapter M imposes strict requirements for the diversification of investments and the distribution and timely reporting of income and gains. The Fund, however, will be investing in Investment Funds that may not be required to diversify investments and that may have different tax reporting requirements and different tax years. The Fund will have limited means of ensuring timely disclosure from the Investment Funds. Although the Fund intends to estimate, for example, the amount of distributions it needs to make to satisfy these distribution requirements in any taxable year, if an Investment Fund delays providing such information or provides inaccurate information, this lack of coordination and control could subject the Fund to excise taxes and even to regular corporate income taxes. See "Taxes."

ERISA PLANS AND     Investors subject to the Employee Retirement Income Security
OTHER TAX-EXEMPT    Act of 1974, as amended ("ERISA"), and other tax-exempt
ENTITIES            entities, including employee benefit plans, individual
                    retirement accounts ("IRA"), and 401(k) and Keogh Plans may purchase Units in the Fund. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a holder of Units of the Fund, solely as a result of the ERISA Plan's investment in the Fund. See "ERISA Considerations."


TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Operating Agreement.

REPORTS TO MEMBERS  The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns along with any tax information required by law. The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "General Information."

FISCAL YEAR         For accounting purposes, the Fund's fiscal year is the
                    period ending on March 31. The Fund's taxable year is the period ending December 31.

                    No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As an investor, you must not rely on any unauthorized information or representations that anyone provides to you. This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this Prospectus is current only as of the date of this Prospectus.

THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS MAY PURSUE VARIOUS INVESTMENT STRATEGIES AND ARE SUBJECT TO SPECIAL RISKS. THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP. THE UNITS ARE ALSO SUBJECT TO SUBSTANTIAL RESTRICTIONS ON

TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE OPERATING AGREEMENT OF THE FUND. THE UNITS WILL NOT BE REDEEMABLE AT AN INVESTOR'S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OF ANY OTHER FUND BECAUSE THE FUND IS A CLOSED-END INVESTMENT COMPANY. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS. THE UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.


                                      -10-

                            SUMMARY OF FUND EXPENSES

The following table is intended to assist Members and potential Members in understanding the various costs and expenses associated with investing in the Fund. Each figure below relates to a percentage of the Fund's average net asset value at month-end over the course of a year. Because the Fund has not been operational for a full year, many of these expenses are estimates. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Investment Fund level. These indirect items are not reflected in the following chart or the example below.


                  MEMBER TRANSACTION EXPENSES
                  Maximum Sales Charge (Load) (as a percentage of
                  the offering price)(1)....................................................2.00%

                  Maximum Sales Charge on Reinvested Distributions..........................None
                  Maximum Early Withdrawal Charge.......................................... None

                  ANNUAL EXPENSES (as a percentage of net assets
                  attributable to Units)
                  Investment Management Fee(2)..............................................1.50%
                  Administrative Fee(2).....................................................0.50%
                  Investor Servicing Fee(2).................................................0.40%
                  Other Expenses(3).........................................................0.50%

                  Total Annual Expenses.....................................................2.90%
                  Waivers/Reimbursement(4)................................................(0.70)%
                  Net Annual Expenses(4)....................................................2.20%


----------------

(1) The sales charge is subject to waivers for certain types of investors. See "Purchase of Units."
(2) See "Management of the Fund" and "Fees and Expenses" for additional information.
(3) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $100 million. "Other Expenses" may be higher if net assets are less than $100 million.
(4) The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's annualized expenses do not exceed 2.20% ("Expense Limitation Agreement") during the period ending on[date]. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms and may be terminated by the Adviser or the Fund upon thirty (30) days' prior written notice to the other party.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units. See "Fees and Expenses" for a more complete description of the Fund's costs and expenses.


                                      -11-

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, BECAUSE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

Based on the estimated operating expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)

             1 YEAR           3 YEARS           5 YEARS         10 YEARS
------------------------------------------------------------------------
               $42              $87              $ 134            $ 264

(1) Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater or less than the amounts shown in the Example.


                                 USE OF PROCEEDS

The proceeds of the initial public offering and any continuous offering will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after the termination date of the initial public offering period or, in the case of a continuous offering, as soon as practicable after each month-end closing of such offering. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to such closing. See "Purchase of Units -- Initial and Continuous Offering." The Adviser expects that the Fund's assets will be invested in Investment Funds within three months after termination of the initial public offering. This investment period reflects the fact that the Investment Funds in which the Fund plans to invest will be privately offered and may provide limited opportunities to purchase their securities.

Pending the investment of the proceeds of any offering in Investment Funds pursuant to the Fund's investment objective and principal strategies, the Fund may invest a portion of the proceeds of the offering that is not invested in Investment Funds, which may be a substantial portion of the proceeds of the offering, in short-term, high quality debt securities or money market funds. In addition, the Fund will maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                       INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of principal across varying market conditions with limited correlation to traditional market indices. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's Board without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to Members prior to any such change.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in Investment Funds that are managed by alternative asset managers ("Portfolio Managers") that employ a variety of "absolute return" strategies. "Absolute return" refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. An absolute return strategy generally seeks to generate a positive return irrespective of market conditions The Adviser will seek to invest in Investment Funds with low correlation to traditional market indices, as well as low correlation to other Investment Funds (low cross correlation). This multi-manager, multi-strategy investing approach aims to deliver long-term growth of principal without being tied to traditional benchmarks. The diversification offered by a variety of disciplined, quantitative models and strategies seeks to minimize market-related or systematic sources of return and to maximize skill-based sources of return.

The Adviser anticipates that Investment Funds the will (1) provide exposure to a range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other major markets and(ii) fall within one of the three broadly defined primary categories: relative value, tactical directional and event driven.

Relative Value: Relative Value strategies generally seek to produce returns without taking on specific market exposures. Portfolio managers employing Relative Value strategies seek to achieve attractive risk-adjusted returns by employing both long and short positions in fixed-income, equity, and/or other instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Portfolio managers seek to balance the relationship between risk and return to achieve some performance target.

Event Driven: A typical strategy in this category takes a position based upon an expectation about some event that has occurred or may occur. Positions are taken in companies with unusual situations that offer profit opportunities; e.g., depressed stock; mergers and acquisitions; bankruptcies; reorganizations; news items, etc. Managers commonly employ fundamental research to determine valuations. This category of investing lends itself to a modest degree of market exposure or directional risk.

Tactical Directional: Strategies in this category seek to take advantage of broad market trends (domestic or global Portfolio managers seek to balance the relationship between risk and) in equities, interest rates or commodity prices. Tactical directional strategies comprise the majority of hedge fund strategies and generally carry higher market risk.

The Adviser currently intends to invest from 50% to 70% of the Fund's assets in Investment Funds that, in the view of the Adviser, are substantially utilizing relative value strategies; 10% to 20% in Investment Funds that, in the view of the Adviser, are substantially utilizing event-driven strategies; and 15% to 25% in Investment Funds that, in the view of the Adviser, are substantially utilizing tactical directional strategies.

The Fund intends generally to limit its investments in any one Investment Fund in its portfolio to no more than 5% of the Fund's assets. To the extent permitted by applicable regulations or as expressly provided in this Prospectus or the Fund's SAI, neither the name of the Fund, any aspect of the Fund's investment program, nor the aforementioned portfolio allocation range is a fundamental investment policy of the Fund, and each can be changed by the Fund's Board without Member approval. In the event of such a change, Members would receive notice. The Investment Funds in which the Fund invests may pursue various investment strategies and are subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

The Adviser will pursue the Fund's investment objective primarily by investing in Investment Funds that the Adviser believes will help the Fund achieve its investment objective. The Adviser's approach in making these selections is described below.

INVESTMENT PROCESS

The Adviser seeks to create a Fund portfolio designed to capitalize on the experience and talent of Investment Fund managers. The Adviser intends to invest the Fund's assets in accordance with the Fund's investment objective and principal investment strategies. The Adviser anticipates employing certain investment processes, a general description of which follows. Nevertheless, the Adviser has the flexibility to employ other investment processes in its discretion, subject to the oversight of the Board.

To achieve the Fund's objective, the Adviser will identify potential candidates from a universe of selected hedge fund databases and other industry sources based on a defined set of criteria. The Adviser will then perform extensive analysis on the selected group of potential candidates to determine which potential Investment Funds are believed to best meet the risk and return requirements of the Fund. The Adviser then constructs a portfolio from the pool of potential investments, determining in which Investment Funds the Fund will invest and to what extent. Strict adherence to specific investment criteria provides for greater objectivity in the investment decision-making process.

Prior to investing in any potential Investment Fund, the Adviser seeks to achieve the following.

     o Develop a thorough understanding of the potential Investment Fund's strategy return source and drawdown exposure.
     o Perform due-diligence with respect to the potential Investment Fund and its manager, including a detailed document review.
     o Identify the alpha being produced by the potential Investment Fund's manager.
     o Ensure that the strategy of the potential Investment Fund is in line with the Fund's strategy.

     o Ascertain that the potential Investment Fund's strategy can be effectively executed and monitored.
     o Ensure the Investment Fund's willingness to provide a specified level of transparency, including weekly price reporting and regular holdings summaries.

The Adviser begins by identifying and selecting potential Investment Funds based on specific quantitative and qualitative criteria. In its quantitative consideration of potential investments, the Adviser may undertake a variety of analyses to screen prospective Investment Funds. Quantitative considerations may include an analysis of each Investment Fund's return, risk (measures used to gauge the volatility of a prospective Investment Fund's returns), drawdowns (the magnitude of a decline in value, either in percentage or dollar terms, as measured from peak to subsequent trough), and correlations (the statistical relationship between a prospective Investment Fund's return and the return of other Investment Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy as described below ("Management Strategy"). In addition, the goal of quantitative screening is to build up a solid understanding of how the investment strategy of a prospective Investment Fund has performed in various market environments and how risks are managed..

Prospective Investment Funds identified through quantitative screening are subject to in-depth qualitative review before being selected as an investment for the Fund's portfolio. Qualitative considerations include, among other things, organizational profile, growth of assets under management, quality and experience of key investment personnel, ability to run a business, quality of operational and administrative systems, quality of support providers (legal and accounting), personal assets in the prospective Investment Fund , a documentation review, and a consideration of various portfolio oversight mechanisms employed by the Investment Fund.

Prior to an investment by the Fund, the Adviser expects to conduct due diligence sessions with respect to the principals and staff of the investment adviser of an Investment Fund. One objective of this due diligence is to obtain a better understanding of the investment process being employed by the Investment Fund's investment adviser and to assure that the investment adviser's investment process is consistent with the Management Strategy to which the Fund is seeking to gain exposure. Topics discussed during the due diligence session will generally include the investment background and philosophy of the investment adviser's principals, and their rationale behind historical and current portfolio positions. Further due diligence includes a consideration of each Investment Fund's prime broker and other service relationships.

The Adviser's due diligence includes a review of the valuation policies and process of each Investment Fund. Among other things, the Adviser will review audited financial statements of Investment Funds or other relevant information deemed necessary by the Adviser in conducting its due diligence review of the valuation methodologies of Investment Funds. Based on this due diligence review, the Adviser will reasonably believe that the valuation policies of the Investment Funds in which the Fund invests will require that portfolio securities that are publicly traded or traded through the dealer market will be valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, will be valued at their fair value, which may include cost when cost approximates fair value. See "Net Asset Valuation."

Once a diversified pool of potential Investment Funds is selected, the Adviser then determines an allocation that best fits with the Fund's investment objective and strategies. In creating the Fund's asset allocation, the Adviser analyzes the performance results associated with each potential Investment Fund and its Management Strategy to determine the return, risk, and correlation relationships with other Investment Funds.

Evaluation and Monitoring of Investment Funds

The Adviser regularly contacts each Investment Fund manager to discuss performance and to ensure that the manager continues to meet the investing criteria of the Fund. The Adviser will evaluate regularly each Investment Fund for various purposes, including determining whether its investment performance is satisfactory. In conducting this review, the Adviser will consider information regarding the Investment Fund and its management, including information that is provided by or obtained from third party sources. The Fund's assets may be reallocated among Investment Funds, existing investments in Investment Funds may be terminated, and/or the Adviser in its discretion and in accordance with the Fund's investment objective may select additional Investment Funds.

The Adviser will regularly monitor the returns of each Investment Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that Management Strategy. If any Investment Fund's returns fall outside certain limits (i.e. drawdowns or style drift) established by the

Adviser, a formal review of the Investment Fund might be out by the Adviser. In general , an Investment Fund's investment adviser who can provide statistical evidence that its management consistently outperforms its peers within the Investment Fund's Management Strategy will be favored over investment advisers whose records do not provide such evidence. Investments in Investment Funds may be withdrawn in the discretion of the Adviser for a number of reasons, including failure to meet continuing qualitative and/or quantitative standards.


The Fund may not be able to maintain any certain number of Investment Funds in its portfolio at all times or any specific allocation of its assets in any single Investment Fund. In particular, the proceeds of any offering may not be invested in Investment Funds immediately upon receipt of the proceeds by the Fund. See "Use of Proceeds." Pending the closing of any offering, the proceeds will be placed in an interest-bearing escrow account and will not be invested by the Fund until after such closing.

PERCENTAGE LIMITATIONS

Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to fulfill repurchase requests (which the Board, in its sole discretion, authorized) or to pay expenses. The percentage limitations contained in the Fund's Prospectus and SAI apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the Investment Funds in which the Fund may invest.

MANAGEMENT STRATEGY

The following is an overview of the strategies that are used by the Investment Funds in which the Fund may invest. The Adviser currently views the universe of hedge funds in which the Fund will invest as generally encompassing the following broadly defined primary categories: Relative Value, Event-Driven, and Tactical Directional. Within each of these broad primary categories are a number of underlying Management Strategies utilized by the investment advisers of the Investment Funds. Particular investments made by the Investment Funds and the risks related thereto are further discussed below. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."












                         GRAPHIC: "HEDGE FUND UNIVERSE"



Examples of strategies within these three broadly defined primary categories include:

-------------------------------------------------------------------------------
 CATEGORY                 RELATIVE          EVENT            TACTICAL
                          VALUE             DRIVEN           DIRECTIONAL
                          -----             ------           -----------
 EXAMPLE STRATEGIES       Equity Market     Special          Long/Short
                          Neutral           Situations       Equity

                          Convertible       Distressd        Dedicated
                          Arbitrage         Securities       Short Bias

                          Statistical       Merger           Emerging
                          Arbitrage         Arbitrage        Markets

                          Fixed Income      Opportunistic    Macro
                          Arbitrage

                          Index Arbitrage
-------------------------------------------------------------------------------


RELATIVE VALUE CATEGORY

Relative Value strategies generally seek to produce returns without taking on specific market exposures. Investment Funds employing Relative Value strategies seek to achieve attractive risk-adjusted returns through the use of both long and short positions in fixed-income, equity, and/or other instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Relative Value strategies may or may not utilize leverage. The Relative Value category is composed of five Management Strategies: Equity Market Neutral, Convertible Arbitrage, Statistical Arbitrage, Fixed-Income Arbitrage, and Index Arbitrage.

Equity Market Neutral Strategies. These strategies seek to exploit equity market inefficiencies and usually involve being simultaneously long and short matched equity portfolios of the same size. In theory, the long and short positions will net out on a dollar basis. Long positions are taken in securities believed to be undervalued while short positions are taken in securities believed to be overvalued. These securities may be identified using a number of different criteria including the underlying company's fundamental value, its rate of growth, or the security's pattern of price movement. The idea is to have a low net market exposure that insulates the portfolio from market volatility. The portfolios are constructed to be beta or currency neutral and have controlled exposures to industries and/or sectors.

Convertible Arbitrage Strategies. Investment advisers utilizing Convertible Arbitrage strategies analyze convertible bonds and warrants across the globe to take advantage of opportunities presented by market and information inefficiencies. Convertible Arbitrage investment advisers seek to profit from such opportunities through the use of both fundamental analysis of the issuing companies and quantitative option and security valuation techniques. Convertible Arbitrage investment advisers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials found in the convertible securities and warrants in which they invest. As a general matter, these investment advisers are "long" the convertible bond and "short" a percentage (known as the delta amount) of the underlying stock. To be "long" a security is to own that security. To be "short" a security is to borrow and sell that security. Long positions profit when the value of the security increases, while short positions profit when the value of the security decreases. While most Convertible Arbitrage investment advisers attempt to capture a perceived mis-pricing of the option component of a convertible security, Convertible Arbitrage investment advisers may also look for mis-pricing of the underlying credit of the issuing company. Convertible Arbitrage investment advisers may also take directional views on credit and/or volatility. Convertible Arbitrage investment advisers may periodically utilize a significant amount of leverage.

Statistical Arbitrage Strategies. Investment advisers utilizing Statistical Arbitrage strategies seek to generate capital appreciation and absolute returns through a portfolio of investments that tends to be net flat or "market neutral." The Statistical Arbitrage strategy seeks to exploit price discrepancies that a Statistical Arbitrage investment adviser believes exist between individual securities or sectors. These investment advisers primarily establish both long and short positions and tend to utilize leverage. Under most circumstances, Statistical Arbitrage investment advisers will maintain a net zero exposure (i.e., gross long positions less gross short positions equal zero); however, gross long and short positions may be significantly large. In most cases, Statistical Arbitrage investment advisers will have high portfolio turnover. The Statistical Arbitrage strategy relies heavily on models that primarily seek to identify and take advantage of the relative price movements between specific securities. Some Statistical Arbitrage investment advisers incorporate subjective investment decisions that are based on fundamental analysis when selecting pairs of securities to be long and short. These opportunities may result from changes in the valuations of specific companies or sectors. For example, if two stocks with similar fundamentals in a given industry have diverged from their historical price relationship, the investment adviser may acquire long positions in the under priced stock and short the overpriced stock with the intention of unwinding the positions when the historical price relationship returns.

Fixed-Income Arbitrage Strategies. Investment advisers utilizing Fixed-Income Arbitrage strategies analyze a variety of fixed-income securities across several markets. Fixed-Income Arbitrage investment advisers may look to capture changes in the shape of a country's yield curve (the spread or difference in yield between different maturities of an issuer, e.g., two-year U.S. Treasury Notes versus ten-year U.S. Treasury Notes) or the relationship spread between the fixed-income securities of two different countries (e.g., yield curves on five-year German Bonds versus five-year U.S. Treasury Notes). Trading strategies also may be structured to capture expected changes in credit spreads, such as the difference between the yield on a specific company's debt and the yield on U.S. Treasury securities (e.g., sell a company's bond and buy a Treasury security), or credit spreads within a specific company's capital structure (e.g., buy a company's senior debt and sell short its subordinated debt or equity). Fixed-Income Arbitrage investment advisers may also focus on mortgage and mortgage-related securities. Fixed-Income Arbitrage investment advisers tend to utilize significant amounts of leverage; take both long and short positions; and employ options, futures, and other derivative strategies.

Index Arbitrage. Index Arbitrage strategy involves buying or selling a basket of stocks and taking an offsetting position in the related stock index futures or options in order to capture the difference between actual prices and their implied "fair" values. The idea is to have a low net market exposure, insulating the portfolio from market volatility. An example would be a long position in the stocks that comprise the index and short positions in the derivative securities of those stocks. This strategy may employ moderate to high levels of leverage.

EVENT-DRIVEN CATEGORY

Event-Driven strategies generally seek to produce returns based on anticipated outcomes of company specific or transaction specific situations. Event-Driven investment advisers attempt to capture an underlying change in value based on a particular event, such as a corporate merger, corporate restructuring, or pending bankruptcy. Event-Driven investment advisers typically invest either long or short (or both). The Event-Driven category is composed of four Management Strategies: Special Situations, Distressed Securities, Merger Arbitrage, and Opportunistic.

Special Situations Strategies. Investment advisers following these strategies utilize both long and short positions in stocks and/or bonds that are expected to change in price over a short period of time due to an unusual event. Such events include corporate restructurings (e.g. spin-offs, acquisitions), stock buybacks, bond upgrades, and earnings surprises. The adviser may simultaneous purchase stock in the company being acquired, and sell the stock of its acquirer, hoping to profit from the spread between the current market price and the ultimate purchase price of the company. The adviser may also utilize derivatives to leverage returns and to hedge out interest rate and/or market risk. This event-driven category strategy has a moderate degree of risk.

Distressed Securities Strategies. Investment advisers utilizing Distressed Securities strategies generally invest in the securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations). Investment strategies may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies). Investments may be acquired passively in the secondary market, acquired through participation in merger and acquisition activity, or acquired with a view toward actively participating in a re-capitalization or restructuring plan.

Distressed investment advisers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, the investment adviser may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Distressed investment adviser's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. Information about specific investments may be limited, thereby reducing the investment adviser's ability to monitor the performance and to evaluate the advisability of continued investments in specific situations.

Merger Arbitrage Strategies. Investment advisers utilizing Merger Arbitrage strategies seek to profit by realizing price differentials that they perceive exist between the current market price of a security and its expected future value based upon the occurrence of a specific event. Merger Arbitrage transactions typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs, and similar transactions. The portfolios are generally actively traded and may exhibit a high rate of turnover. Merger Arbitrage investment advisers may periodically utilize leverage and may enter into swaps and other similar financial contracts in an effort to increase portfolio returns. Merger Arbitrage investment advisers generally engage in short selling, options hedging, and other arbitrage techniques to capture price differentials. Merger Arbitrage investment advisers may from time to time take positions in the securities of companies not currently involved in announced transactions, but that are believed to be undervalued and likely candidates for future corporate actions.

Opportunistic Strategies. Investment advisers utilizing Opportunistic strategies seek to generate capital appreciation through a portfolio of investments utilizing a variety of U.S. equity strategies. These investment advisers primarily establish both long and short positions in U.S. equity securities and may utilize leverage. Under most circumstances, such investment advisers will maintain net long market exposures. The degree to which different investment advisers maintain net long positions will vary. The more opportunistic investment advisers using these strategies generally maintain net long positions of 20% to 80%; however, they may be net short from time to time. The more long-biased investment advisers within the strategy generally maintain net long positions of 50% to 150%. In both cases, gross positions may be significantly larger. Investment advisers using these strategies seek to profit by establishing both long and short positions in specific equity situations with an objective of outperforming the U.S. equity markets on a risk-adjusted and absolute basis. These investment advisers utilize the cash and derivatives markets, and may utilize leverage when establishing positions. Their investments may be highly concentrated and may lack liquidity. In most cases, Opportunistic investment advisers will tend to trade positions within their portfolio actively, which will result in high levels of portfolio turnover.

TACTICAL DIRECTIONAL CATAGORY

This category of alternative strategies seeks to take advantage of broad (domestic or global) market trends as they related to items, including equities, interest rates, currencies or commodity prices. Tactical Directional strategies comprise the majority of hedge fund strategies and generally carry higher market risk. This category is composed of four Management Strategies: Long/Short Equity, Dedicated Short Bias, Emerging Markets, and Macro.

Long/Short Equity. These strategies are generally focused on absolute returns and the trades implemented in the strategy generally capitalize on the investment adviser's views and outlooks for specific equity markets, regions, or sectors. Investment advisers will invest in long and short positions in equity securities that are deemed to be under or overvalued. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, based on a Portfolio Manager's discretionary approach. While these strategies involve both long and short positions in various equity securities, the strategies will generally represent a specific view about the direction of a market. Unlike traditional equity funds, the directional view relates less to the absolute direction of the market and more toward the specific positions (longs versus shorts) held within a portfolio (nonetheless, an investment adviser may take a direction that relates to the absolute direction of the market). In addition to making shifts in markets, regions, sectors, and securities, investment advisers have the flexibility to shift from a net long to a net short position, but in general will maintain net long exposure. An exception is for those investment advisers that are classified in the category of Dedicated Short Bias, which will in general maintain a net short exposure.

Dedicated Short Bias. Investment advisers utilizing Short-Biased strategies seek to produce absolute returns from portfolios that are generally net short. However, these investment advisers may hold long positions as well. Positions may or may not involve the use of leverage, and investment advisers tend to have a high level of portfolio turnover and may maintain concentrated positions. Short-Biased investment advisers attempt to capitalize from price declines in specific equity securities. The Short-Biased investment adviser primarily focuses on identifying overvalued securities that have either deteriorating fundamentals or a catalyst that will result in a negative price movement for the stock. These investment advisers seek positive returns regardless of market direction. Short-Biased investment advisers tend to achieve better results in bearish markets.

Emerging Markets. This strategy is defined by geography. The manager invests in securities issued by businesses and/or governments of countries with less developed economies (as measured by per capita GNP) that have the potential for significant future growth. Most emerging market countries are located in Latin America, Eastern Europe, Asia, and the Middle East. The manager can invest in a variety of asset classes (e.g., equities, bonds, currencies) and may construct his portfolio on a variety of bases (e.g. value, growth, arbitrage).

Macro. The manager focuses on top-down (macro) analysis of global economic trends to profit from movements in stock markets, interest rates, currencies and commodities. Macro strategies utilize proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Investment advisers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions.

TEMPORARY AND DEFENSIVE MEASURES

The Fund may, from time to time, take temporary or defensive positions in cash or cash equivalents to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. Temporarily, for example, the Fund may make short-term investments in U.S. Government securities prior to the end of each fiscal quarter in an amount such that the Fund's total assets will meet the diversification requirements under Subchapter M of the Code, and then sell such U.S.Government securities immediately following the end of each such fiscal quarter. However, liquidity of the Fund's investments is limited, so the Fund's ability to invest in such instruments is also limited. Any such temporary or defensive positions also could prevent the Fund from achieving its investment objective. In addition, pending the full investment of the offering proceeds in Investment Funds, the Fund may invest in these instruments. See "Use of Proceeds."

BORROWING

The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees or to meet its obligations under Subchapter M of the Code to distribute substantially all of its net investment income and capital gains to Unit holders, if the Fund does not generate sufficient cash flow from operations. Borrowing may be facilitated by entering into a line of credit. The use of borrowings for investment purposes involves a high degree of risk. The Fund generally intends to borrow money only in limited circumstances when the Adviser believes attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available, or where the Adviser believes it would not be prudent to sell existing portfolio holdings. It is anticipated that such borrowing by the Fund will be on a short-term basis. No Member will have the right to require the Fund to redeem Units. If the Fund borrows to finance repurchases of its Units, interest on that borrowing will negatively affect Members who do not have all of their Units repurchased by the Fund, by increasing the Fund's expenses and reducing any net investment income.

The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund's total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. The Fund also must limit its borrowings and leverage practices to the extent necessary to permit the Fund to repurchase securities pursuant to any offer by the Fund to repurchase Units, at such times and on such terms as may be determined by the Board, in its complete and absolute discretion, without causing the Fund to have an asset coverage of less than 300% or 200%, as applicable. Lenders may require the Fund to agree to more restrictive asset coverage requirements as a condition to providing credit to the Fund. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements. In certain cases, this may be impossible.

The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Adviser's investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Adviser to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

The Board may modify the Fund's borrowing policies, including the percentage limitations, the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

FUTURES AND OPTIONS TRANSACTIONS

When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations. Futures and related options transactions by the Fund must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). As a general matter, the Fund intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques if the Board believes doing so is in the best interests of the Fund and its Members. The Fund's investment objective is not a fundamental policy and the Board without Member approval may change it. Notice will be provided to Members prior to any such change.

             PRINCIPAL RISK FACTORS RELATING TO THE FUND'S STRUCTURE

The following are the principal risk factors that relate to the operations and structure of the Fund. The investments of the Investment Funds in which the Fund invests are also subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds."

RECENTLY ORGANIZED FUND; LIMITED OPERATING HISTORY

The Fund is a recently formed entity and has limited operating history, and the Fund may not succeed in meeting its objective.

CLOSED-END FUND; LIMITED LIQUIDITY; UNITS NOT LISTED; REPURCHASES OF UNITS

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Investment Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited. For this reason, among others, the Fund has been organized as a closed-end fund so that it can invest more than 15% of its net assets in illiquid securities.

The Fund does not intend to list its Units for trading on any national securities exchange. There is no secondary trading market for the Units, and none is expected to develop. The Units are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Units will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board, in its complete and absolute discretion, may cause the Fund to offer to make repurchase offers for outstanding Units at their net asset value, the Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies. The Board in its complete and absolute discretion determines the amount that the Fund offers to repurchase during any repurchase offer, and such repurchase amount may be a portion of the Fund's outstanding Units. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the effective date of the repurchase (i.e., the Repurchase Valuation Date). Further, repurchases of Units, if any, may be suspended or postponed in the complete and absolute discretion of the Board. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Units and the underlying investments of the Fund. See "Investor Suitability" and "Repurchases of Units." Also, because the Units will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members.

DIVERSIFIED STATUS

While the Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer (such as an Investment Fund) limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer (Investment Fund) and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (such as an Investment Fund other than U.S. government securities or the securities of other regulated investment companies).

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE, INCLUDING INVESTING IN UNREGISTERED FUNDS

Investment Funds Not Registered. The Investment Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act with respect to the Investment Funds. In addition, the investment advisers to, or general partners of, the Investment Funds often will not be registered as investment advisers under the Advisers Act.

Investment Fund Securities Generally Illiquid. The securities of the Investment Funds in which the Fund invests or plans to invest are generally anticipated to be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell. Further, the Fund may need to suspend or postpone repurchase offers if it is not able to dispose of Investment Fund securities in a timely manner.

Investment Fund Operations Not Transparent. The Adviser will not be able to control or monitor the activities of the Investment Funds on a continuous basis. An Investment Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Investment Funds may have limited operating history and investment advisers of Investment Funds may have limited experience in managing assets.

Valuation of the Fund's Investments. As the Adviser and the Board anticipate that market prices will not be readily available for most Investment Funds in which the Fund invests, the Fund's valuation procedures provide that the fair value of the Fund's investments in Investment Funds ordinarily will be the value determined for each Investment Fund in accordance with the Investment Fund's valuation policies and provided to the Fund. See "Net Asset Valuation." Although the Adviser will review the valuation procedures used by the investment advisers of the Investment Funds, the Adviser and the Board will have little or no means of independently verifying valuations provided by such investment advisers. In calculating its net asset value, although the Fund will review other relevant factors, the Fund will rely significantly on values of Investment Funds that are reported by the Investment Funds themselves. The Fund does not have information about the securities in which the Investment Funds invest or their valuation. For more information on the valuation of the Fund's investments, including the valuation of its investments in Investment Funds, and related risks, see "Net Asset Valuation."

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in another closed-end fund with a different investment focus.

Each Investment Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an investment adviser to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Fund's overall performance is negative. Generally, fees payable to investment advisers of the Investment Funds will range from 0.5% to 2% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of an Investment Fund's net profits. The performance-based compensation received by an investment adviser of an Investment Fund also may create an incentive for that investment adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. That compensation may be based on calculations of realized and unrealized gains made by the investment adviser without independent oversight.

Duplicative Transaction Costs. Investment decisions of the Investment Funds are made by their investment advisers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

Turnover. The Fund's activities involve investment in the Investment Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment.

Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Investment Funds or waive the right to vote in respect of an Investment Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interest holders of the Investment Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Investment Fund to cause the Fund to control the Investment Fund. Applicable securities and banking rules and interpretations may limit the percentage of voting or non-voting securities of any Investment Fund that may be held by the Fund.

Inability to Invest in Investment Funds. In the event that the Fund is able to make investments in Investment Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Investment Funds, in money market securities, or other liquid assets pending investment in Investment Funds. During this time that the Fund's assets are not invested in Investment Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

Indemnification of Investment Funds. The Fund may agree to indemnify certain of the Investment Funds and investment advisers of Investment Funds from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Units. The investment advisers of the Investment Funds often have broad limitations on liability and indemnification rights.

Indirect Investment in Investment Funds. Any transaction by which the Fund indirectly gains exposure to an Investment Fund by the purchase of a structured note, swap, or other contract is subject to special risks. The Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. See "Principal Risk Factors, Types of Investments, and Investment Strategies of the Investment Funds -- Special Investment Instruments and Techniques, Including Derivative Instruments." Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment.

Investment Funds Organized Outside of United States. Some of the Investment Funds may be organized outside of the United States. Investments by the Investment Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

BORROWING

To the extent that the Fund borrows money, the value of its net assets will tend to increase or decrease at a greater rate than if no borrowing occurred due to the resultant leverage. If the Fund's investments decline in value, your loss will be magnified if the Fund has borrowed money to make its investments. It is anticipated that such borrowing by the Fund will be on a short-term basis.

If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings within one year of incurring them, or it may be forced to sell investments at disadvantageous times in order to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continued interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. If the Fund is forced to sell investments to repay borrowings (including borrowings incurred to finance the repurchase of Units) the Fund's portfolio turnover rate will increase.

The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including distributions (if any) to Members. Interest payments and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise has available for distributions. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their respective Units of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. It is expected that the Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. With respect to the Fund's investments in Investment Funds, the Fund's income (or loss) from these investments may constitute UBTI.

                PRINCIPAL RISK FACTORS, TYPES OF INVESTMENTS, AND
                  INVESTMENT STRATEGIES OF THE INVESTMENT FUNDS

GENERAL

This section discusses the types of investments generally made by the Investment Funds in which the Fund invests and the related risk factors with respect to such investments. It is possible that an Investment Fund will make an investment that is not described below, which would be subject to its own particular risks. Unless expressly stated otherwise herein, an investor's determination to invest in the Fund should not be based on a belief that the Investment Funds will not make a certain type of investment. The impact of a particular risk in an Investment Fund will, in turn, have a corresponding impact on the Fund.

The Fund's investment program entails substantial risks. You should expect the value of the Fund's net assets to fluctuate. Due to the types of investments and investment strategies to be used by the Investment Funds, fluctuations in the net asset value of the Fund may be more volatile than is typical for most funds. There can be no assurance that the Fund's or the Investment Funds' investment objectives will be achieved or that their investment programs will be successful. In particular, each Investment Fund's use of leverage, short sales, and derivative transactions, and limited diversification can, in certain circumstances, cause the value of an Investment Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used, which, in turn, could result in significant losses to the Fund.

All securities investments are subject to the risk of loss of capital. The value of the Fund's net assets will fluctuate based on the fluctuation in the value of the Investment Funds in which it invests. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry or market sector, the risk of the Fund's investment in that Investment Fund is increased. The investment environment in which the Investment Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, and technological and regulatory change. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. You may experience a significant decline in the value of your investment and could lose money. You should consider the Fund a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

EQUITY SECURITIES

Investment Funds' portfolios may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. Investment Funds also may invest directly in foreign securities or in depositary receipts relating to foreign securities. (See "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Investment Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small-inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

FIXED-INCOME SECURITIES

Investment Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

FOREIGN SECURITIES

Investment Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Investment Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

To the extent that Investment Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

FOREIGN CURRENCY TRANSACTIONS

The Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Investment Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Investment Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Investment Fund has contracted to receive in the exchange. An investment adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CONCENTRATION OF INVESTMENTS; NON-DIVERSIFIED PORTFOLIOS

Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Investment Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Investment Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

LEVERAGE

Some or all of the Investment Funds may borrow money from brokers and banks for investment purposes. This practice, which is known as engaging in "leverage" or making purchases on "margin" is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers, and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investment in the Investment Fund. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's net assets, the Investment Fund's investment adviser might not be able to liquidate assets quickly enough to pay off the Investment Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit, either of which requirements would increase the cost of borrowing over the stated interest rate.

Investment Funds may not be subject to the same or similar asset coverage requirements that the 1940 Act imposes in connection with borrowing. Therefore, Investment Funds may be able to achieve greater levels of indebtedness and, consequently, greater risk due to leveraging or high interest payments, than would be permitted for a registered investment company.

In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of any applicable or self-imposed asset coverage requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss. See also "Principal Risk Factors Relating to the Fund's Structure."

SHORT SALES

Some or all of the Investment Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Investment Funds believe possess volatility characteristics similar to those being hedged. In addition, the Investment Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose an Investment Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to an Investment Fund. The risk of loss on a short sale is theoretically unlimited.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

MONEY MARKET AND OTHER LIQUID INSTRUMENTS

Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their investment advisers deem appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit, and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

Investment Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in Investment Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES, INCLUDING DERIVATIVE INSTRUMENTS

Investment Funds may utilize a variety of special investment instruments and techniques (described below) to hedge their portfolios against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue their investment objectives. These strategies may be executed through transactions in derivative instruments ("Derivatives"). The instruments the Investment Funds may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Some or all of the Investment Funds may invest in, or enter into transactions involving Derivatives. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of Derivatives include, but are not limited to, options contracts, futures contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other Derivatives that the Investment Funds may use is provided in the Fund's SAI.

An Investment Fund's use of Derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular Derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for Derivatives.

Engaging in these transactions involves risk of loss to the Investment Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS

An Investment Fund may enter into a forward contract, which is a purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract.

An Investment Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns) to pursue its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an investment adviser of an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Fund's investment adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

SWAP AGREEMENTS

Some or all of the Investment Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

Some or all of the Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

LENDING PORTFOLIO SECURITIES

Some or all of the Investment Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Investment Funds may not be subject to the same borrowing limitations that apply to registered investment companies. An Investment Fund might experience loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

RESTRICTED AND ILLIQUID INVESTMENTS

Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

INVESTMENT FUNDS' INVESTMENT STRATEGIES

The Fund anticipates that many of the Investment Funds in which the Fund invests will seek, among other things, to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Investment Fund will have success in achieving any goal related to such practices. The Investment Funds may be unable or may choose in their judgment not to achieve such goals. See "Management Strategy."

LIMITS OF RISK DISCLOSURE

The above discussions and the discussions in the Fund's SAI on various risks associated with the Fund, the Units, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the Fund's SAI, and the Operating Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

                             MANAGEMENT OF THE FUND

THE BOARD

The Board of the Fund has overall responsibility to manage and control the business operations of the Fund on behalf of the Members. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act ("Independent Directors"). See "Directors and Officers" in the Fund's SAI for identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Board and Board membership.

THE ADVISER

Under the supervision of the Board and pursuant to the Investment Management Agreement, Generation Capital Management LLC("Generation" or the "Adviser"), a registered investment adviser with headquarters at 400 Andrews Street, Suite 720, Rochester, New York 14604, provides investment supervisory and administrative services to the Fund, including serving as investment adviser for the Fund. As the Fund's investment adviser, Generation makes the Fund's investment decisions. Generation buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. As necessary, Generation is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

Scott D. Nasca, Founder, President, Director and primary majority owner of the Adviser is also President, Director and, as of ______, a controlling person of the Fund due to his ownership, through the Adviser, of the Fund's seed-money Units Rebecca Westervelt a Founder, Vice President and minority owner of the Adviser is an person of the Fund and the Adviser, as of _____, due to her ownership of the Fund's seed-money Units through the Adviser. Ron S. Geffner, a Partner of the Fund's legal counsel, is also a minority owner of the Adviser and, as of ________, an interested person of the Fund and the Adviser due to his ownership of the Fund's seed-money Units through the Adviser.
Subject to the general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the Fund, Generation provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund pursuant to the Investment Management Agreement. The Investment Management Agreement may be terminated by the Board, by a majority vote of the Members, or by the Adviser.

PORTFOLIO MANAGER

The following individual has primary responsibility for managing the Fund.

PORTFOLIO MANAGER          SINCE        RECENT PROFESSIONAL EXPERIENCE
-----------------          -----        ------------------------------

Scott D. Nasca, CFA        __/04*
                                        Mr. Nasca is President, Founder and
                                        Director of Generation Capital
                                        Management LLC. He has been in the
                                        investment industry for 13 years. Prior
                                        to founding Generation Capital
                                        Management in September 2003, he was a
                                        Principle, Corporate Vice President and
                                        Director of Equity Investments at Karpus
                                        Investment Management a registered
                                        investment advisory firm with over $750
                                        million in assets under management. In
                                        those positions, he was responsible for
                                        overseeing the analysis and
                                        implementation of the firm's equity
                                        products, and involved in managing
                                        aspects of the firm's equity and
                                        balanced accounts, as well as the
                                        firm's three equity hedge funds.

                                        Scott is a regular contributor to
                                        Time Warner Channel 9 News, and in the
                                        past, has contributed to WHAM 1180 Radio and the Rochester Daily Record. He has also been quoted in national publications including the Wall St. Journal, Barron's, Daily Deal and Bloomberg covering topics related to financial markets. Scott earned his Bachelor of Arts in Economics at the John Wiley Jones School of Business, State University of New York, College at Geneseo in 1990, and received his Masters of Business Administration (MBA) at Rochester Institute of Technology in 1991. He currently holds the Designation of Chartered Financial Analyst (CFA) awarded in 2001.

                                        Scott volunteers much of his time to
                                        serving on Boards, including Monroe
                                        County Deferred Compensation Board,
                                        Geneseo Alumni Advisory Council and
                                        Geneseo Advocates Society. He is also on the Executive Board of the Monroe County Conservative Party and Town leader for the Village of Parma.


-------------------
* Since inception of the Fund.

                                FEES AND EXPENSES


INVESTMENT MANAGEMENT FEE

The Fund will pay the Adviser an investment management fee at an annual rate of 1.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The investment management fee will accrue monthly and will be payable at the end of each quarter. The investment management fee will be an expense out of the Fund's assets. Net assets means the total value of all assets under management of the Fund, less all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units on the date of calculation.

ADMINISTRATIVE FEE

Generation , which serves as the Adviser, also will have responsibility for supervising administrative services pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, Generation has agreed to provide the following services, among others: supervise the corporate business and affairs of the Fund; supervise the Fund's operations other than portfolio management and distribution; provide the Fund with executive services; provide to, or obtain for, the Fund office space and equipment ; monitor and review the Fund's contracted services and expenditures; obtain for the Fund: appropriate transfer agency services, services related to the payment of distributions, and fund accounting services; services to prepare reports and regulatory filings; services to supervise regulatory compliance matters; and provide or arrange for reports to the Board. In consideration for these services, the Fund will pay Generation a fee, in Generation's capacity as administrator, at the annual rate of 0.50% of the Fund's month-end net assets, including assets attributable to [Name](or its affiliates) and before giving effect to any repurchases by the Fund of Units.

In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board, Generation has engaged [Name], whose principal
business address is [            ], to serve as the Fund's sub-administrator
pursuant to a sub-administration agreement between [Name] and Generation ("Sub-Administration Agreement"). Under the Sub-Administration Agreement, [Name] provides administrative, accounting, clerical, bookkeeping and investor services to the Fund. [Name] has agreed to provide the following services, among others: journalize investment, capital, and income and expense activities; maintain individual ledgers for investment securities; reconcile cash and investment balances of the Fund with the Fund's custodian and provide information about available cash balances; calculate contractual expenses; prepare financial statements; monitor expense accruals; calculate capital gains and losses; determine net investment income; assist with portfolio management reports; assist with net asset valuation; and prepare regulatory filings. [Name] is compensated for its services under the Sub-Administration Agreement by Generation.

[Name] serves as the Fund's transfer and distribution disbursing agent pursuant to an investor services agreement ("Investor Services Agreement") with the Fund, and has agreed to provide the following services, among others: maintain the register of Members and enter on such register all issues, transfers, and repurchases of Units; calculate repurchase prices; allocate income, expenses, gains, and losses to Members' capital accounts; prepare and mail tax forms; prepare and distribute interim tax reports; mail prospectuses; process payments; and confirm account activity. The Fund compensates [Name] for its services under the Investor Services Agreement.

Generation also has retained [name] ("Initials") to provide board-related sub-administration services pursuant to a services agreement. Under this agreement, [initials] will, among other things: draft board meeting agendas and resolutions; prepare and mail board materials; communicate with the Directors; and attend board meetings and draft board meeting minutes. [Initials] is compensated for its services by Generation.

INVESTOR SERVICING ARRANGEMENTS

 Under the terms of an investor servicing agreement between the Fund and the Distributor (the "Investor Servicing Agreement"), the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.40% (on an annualized basis) of the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Units); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

OTHER EXPENSES OF THE FUND

The Fund pays all of the Fund's expenses other than those that the Adviser assumes. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the
Fund), including foreign legal counsel; independent auditors; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing prospectuses, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings; expenses of corporate data processing and related services; Member record keeping and Member account services, fees, and disbursements; fees and expenses of the Directors that the Adviser, the Distributor, or their affiliates do not employ; insurance premiums; fees for Investor Services and extraordinary expenses such as litigation expenses. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

[Name]Trust Company ("Custodian"), whose principal business address is [address], serves as the custodian of the Fund's assets pursuant to a custodian services agreement with the Fund, under which the Custodian, among other things: opens and maintains separate accounts in the Fund's name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt; and furnishes to the Fund periodic and special reports, statements, and other information.

The Fund's organizational and initial offering expenses are being borne voluntarily by the Adviser or an affiliate of the Adviser on the following basis: [to be determined].

The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Investment Funds will pay asset-based fees to their investment advisers and generally may pay performance-based fees or allocations to the investment advisers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear a portion of the expenses and fees of the Investment Funds. Generally, fees payable to investment advisers of the Investment Funds will generally range from 0.5% to 2.5% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of an Investment Fund's net profits or performance.

DISTRIBUTION EXPENSES

Pursuant to the Underwriting Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Underwriting Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Units for sale; and (ii) the cost of preparing and printing of sufficient copies of the Fund's prospectus, SAI, and any other sales material (and any supplements or amendments thereto).


The Distributor may enter into related selling group agreements with various broker-dealers, including affiliates of the Distributor, that provide distribution services to investors. The Distributor also may provide distribution services. The Distributor, the Adviser, or their affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of the Units or servicing of investors. The Distributor also may reallow to broker-dealers participating in the offering up to the full applicable sales charge of 2%.

                             PORTFOLIO TRANSACTIONS

THE FUND

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account certain factors as set forth below. In most instances, the Fund will purchase securities directly from an Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through any affiliated person of the Fund or any affiliated person of such person
( a "Fund Affiliate").Currently, the Fund has no Fund Affiliate through which to conduct such brokerage transactions.. If the Fund has a Fund Affiliate for brokerage transactions, the Board will adopt procedures in conformity with
Section 17(e) of the 1940 Act to ensure that all brokerage commissions paid to affiliates are fair and reasonable. As discussed below, the Investment Funds may also conduct brokerage transactions through a Fund Affiliate if the Fund ever has one. Transactions for the Fund will not be effected on a principal basis with a Fund Affiliate (unless permitted under the 1940 Act). However, such entities may effect brokerage transactions for the Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to
Section 17(e) of the 1940 Act and rules and regulations promulgated thereunder. Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the sale of securities to or by the Fund, a Fund Affiliate may receive compensation not exceeding: (i) the usual and customary broker's commission for transactions effected on a national securities exchange; (ii) 2% of the sales price for secondary distributions of securities; and (iii) 1% of the sales price for other purchases or sales. Brokerage transactions effected by the Investment Funds with a Fund Affiliate(if there is one) will not be subject to the limitations imposed by Section 17(e) of the 1940 Act. The Fund will bear any commissions or spreads in connection with its portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer's risk in positioning the securities involved. While a Fund Affiliate (if there was one) generally would seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, Fund Affiliate (if there was one) would seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, a Fund Affiliate would consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid to a Fund Affiliate (if there was one ) would be evaluated by the Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, however, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

THE INVESTMENT FUNDS

The Investment Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Investment Funds. In view of the fact that the investment program of certain of the Investment Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Investment Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Investment Funds may not be transparent to the Fund. Each Investment Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the investment advisers of the Investment Funds. The Adviser expects that each Investment Fund will generally select broker-dealers to effect transactions on the Investment Fund's behalf substantially in the manner set forth below.

Each Investment Fund generally will seek reasonably competitive commission rates. However, Investment Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Investment Funds may not be subject to the same regulatory restrictions on principal and agency transactions. If the Fund has a Fund Affiliate that could handle affiliated brokerage transactions, some Investment Funds may effect principal or agency transactions through such Fund Affiliate. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Investment Funds.

No guarantee or assurance can be made that an Investment Fund's brokerage transaction practices will be transparent or that the Investment Fund will establish, adhere to, or comply with its stated practices. However, as the Investment Funds are not investment companies registered under the 1940 Act, they may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Fund's investment adviser or its affiliates rather than the Investment Fund.

As with the Fund, Investment Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.


                                     VOTING

Each Member will have the right to cast a number of votes based on the number of such Member's Units in his account at any meeting of Members called by the (i) Directors or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which Unit holders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors and approval of the Investment Management Agreement. Except for the exercise of their voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                              CONFLICTS OF INTEREST

THE ADVISER AND ITS AFFILIATES

The Adviser and its affiliates (collectively, the " Adviser Affiliates") and its directors, officers , or employees carry on substantial investment activities for their own accounts and for , private investment funds, institutions, and individual clients (collectively, "Adviser Clients"). The Fund has no interest in these activities. The Adviser and its officers will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and such other activities.

The Adviser or another Adviser Affiliate may determine that an investment opportunity in a particular Investment Fund is appropriate for an Adviser Client or for itself or its officers, directors, , , or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which Adviser Affiliates or Adviser Clients have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser Affiliates and any of their respective officers, directors, ,, or employees may disadvantage the Fund in certain situations, if among other reasons, the investment activities limit the Fund's ability to invest in a particular investment vehicle or investment.


The Adviser Affiliates or Adviser Clients may have an interest in an account managed by, or enter into relationships with, an investment adviser of an Investment Fund or its affiliates on terms different than an interest in the Fund. The Adviser and its affiliates, including its officers, directors, or employees, may own securities of issuers that are also held by the Investment Funds or by the Fund. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any of its affiliates, including its officers, directors, or employees in the course of purchasing such securities.

INVESTMENT ADVISERS TO THE INVESTMENT FUNDS

Conflicts of interest may arise from the fact that the investment advisers of the Investment Funds and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Investment Funds may have financial incentives to favor certain of such accounts over the Investment Funds. Any of their proprietary accounts and other customer accounts may compete with the Investment Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Investment Fund. The investment advisers of the Investment Funds may give advice and recommend securities to, or buy or sell securities for, an Investment Fund in which the Fund has invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

Each investment adviser of an Investment Fund will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Investment Fund and accounts under management at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ, the investment activities of an Investment Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Investment Fund will differ from those of the other managed accounts. Accordingly, prospective Members should note that the future performance of an Investment Fund and its investment adviser's other accounts will vary.

When an investment adviser of an Investment Fund determines that it would be appropriate for an Investment Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may attempt to aggregate, place, and allocate orders on a basis that the investment adviser of the Investment Fund believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Investment Fund participate, or participate to the same extent as the other accounts, in all trades.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by an investment adviser of an Investment Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for an Investment Fund or the other accounts, thereby limiting the size of the Investment Fund's position; (ii) the difficulty of liquidating an investment for an Investment Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Each investment adviser of an Investment Fund and its principals, officers, employees, and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the investment adviser of the Investment Fund that are the same, different, or made at a different time than positions taken for the Fund.

An investment adviser of an Investment Fund may invest, directly or indirectly, in the securities of companies in which the Adviser and its affiliates have an equity or participation interest. The purchase, holding, and sale of such investments by an investment adviser of an Investment Fund may enhance the profitability of the Adviser's or its affiliates' own investments in such companies.


                             OUTSTANDING SECURITIES
                                                                                          Amount Outstanding as of
                                                                                          _____, 2004, exclusive
                                                                                          of Amount Shown under
                                                             Amount Held by               "Amount Held by Registrant
Title of Class         Amount Authorized                     Registrant for its Account   for its Account"
--------------         -----------------                     --------------------------   ----------------

Units                      Unlimited                                  N/A                   To be determined.




                                 CONTROL PERSONS

As of_______, 2004, all of the Units outstanding as of that date were owned by Generation Capital Management LLC and its "affiliates" as that term is defined in the 1940 Act ("Generation & affiliates"). Accordingly, as of that date, Generation & affiliates may be deemed to "control" the Fund as that term is defined in the 1940 Act. Units held by Generation & affiliates may constitute more than 25% of the outstanding Units after the closing of the initial public offering of Units, depending on the aggregate investments made in the Fund by other persons.,


                              REPURCHASES OF UNITS

NO RIGHT OF REDEMPTION

No Member will have the right to require the Fund to redeem its Units. No public market exists for the Units, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

REPURCHASES OF UNITS

The Board of the Fund, from time to time and in its complete and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Adviser, pursuant to written requests by Members. In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests, the Board will consider, among other things, the recommendation of the Adviser. The repurchase amount is determined by the Board in its complete and absolute discretion, and such repurchase amount may be a portion of the Fund's outstanding Units. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members as of _______, 2005, and thereafter, four times each year, as of the last business day of March, June, September, and December. The Board of the Fund also will consider the following factors, among others, in making such determination:

o        whether any Members have requested that the Fund repurchase Units;

o        the liquidity of the Fund's assets;

o        the investment plans and working capital requirements of the Fund;

o        the relative economies of scale with respect to the size of the Fund;

o        the history of the Fund in repurchasing Units;

o        the economic condition of the securities markets; and

o        the anticipated tax consequences of any proposed repurchases of Units.

The Operating Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period). A Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period.

The Board will determine that the Fund will offer to repurchase Units pursuant to written requests only on terms that the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund (the "Repurchase Request Deadline"), and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

Payment by the Fund upon repurchase of Units will be made in part or in whole in cash or securities of equivalent value. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's capital account or portion thereof based on the Fund's net asset value as of the effective date of repurchase (the "Repurchase Valuation Date"), after giving effect to all allocations, including, but not limited to, withholding tax, to be made to the Member's capital account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. Payment by the Fund for Units accepted by the Fund for repurchase shall be made within 30 days of the Repurchase Valuation Date.

Under these procedures, Members will have to decide whether to request that the Fund repurchase their Units, without the benefit of having current information regarding the value of Units on a date proximate to the Repurchase Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund. As noted above, Members whose Units are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the Repurchase Valuation Date. This period of time is intended, in part, to assist the Fund in paying the amount due to Members on the Payment Date. The Fund's schedule with respect to repurchases of Units is based on operational considerations and various factors relating to the best interests of Members, including, but not limited to, the intent that the Fund pay Members their repurchase proceeds, to the extent practicable, based on redemption proceeds received by the Fund from Investment Funds and to minimize the need for the Fund to maintain cash or borrow money to meet repurchase requests. Payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its Units in Investment Funds to make such payments, but has experienced unusual delays in receiving payments from the Investment Funds.

The Fund may suspend or postpone a repurchase offer in limited circumstances, and only by a vote of a majority of the Board, including a majority of the Independent Directors. These circumstances may include the following:

o or any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

o or any other periods that the SEC permits by order for the protection of Members; or

o other unusual circumstances as the Board deems advisable to the Fund and its Members.

If Members request that the Fund repurchase a greater number of Units than the repurchase offer amount as of the Repurchase Request Deadline, as determined by the Board in its complete and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members request that the Fund repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units pursuant to repurchase requests on a pro rata basis, disregarding fractions, according to the number of Units requested by each Member to be repurchased as of the Repurchase Request Deadline.

Payment for repurchased Units may require the Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover. The Fund may maintain cash or borrow money to meet repurchase requests, which would increase the Fund's operating expenses and would impact the ability of the Fund to achieve its investment objective.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of these repurchase procedures is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Funds' compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

The Fund does not presently intend to impose any charges on the repurchase of Units, although it may allocate to Members whose Units are repurchased withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from one or more Investment Funds as a result of Member repurchase requests and such charges are imposed on the Fund.

A Member who tenders some but not all of the Member's Units for repurchase will be required to maintain a minimum capital account balance of $25,000. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In accordance with the terms and conditions of the Fund's Operating Agreement, the Fund may cause a mandatory redemption of Units of a Member or any person acquiring Units from or through a Member if the Board or, on behalf of the Board, the Adviser determines or has reason to believe that, among other things:

o one or more Units have been transferred, or the Units have vested in any person, by operation of law as a result of the death dissolution, bankruptcy, or incompetence of a Member;

o ownership of Units by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

o continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

o any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

o it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units.

Members whose Units are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Units.

                               TRANSFERS OF UNITS

No person shall become a substituted Member without the consent of the Board, which consent may be withheld in its sole and absolute discretion. Units held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld in its sole and absolute discretion). The Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities), or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "Eligible Investors." The Board may not consent to a transfer of a Unit by a Member unless such transfer is to a single transferee or after the transfer of the Unit, the balance of the account of each of the transferee and transferor is not less than $25,000. Each transferring Member and transferee agree to pay all expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. If a Member transfers a Unit with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Member.

By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, or each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

                               NET ASSET VALUATION

The Fund will compute its net asset value as of the last business day of each month . In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The net asset value per Unit of the Fund will equal the net asset value of the Fund divided by the number of outstanding Units. The Board has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the investment advisers to the Investment Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited).

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of an Investment Fund does not represent the fair value of the Fund's interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the investment advisers of the Investment Funds, upon which the Fund calculates its month-end net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by those Funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment advisers or revisions to net asset value of an Investment Fund adversely affect the Fund's net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value per Unit higher than the adjusted amount. Conversely, any increases in the net asset value per Unit resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value per Unit lower than the adjusted amount. The same principles apply to the purchase of Units. New Members may be affected in a similar way.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Investment Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share. Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the Adviser, or investment advisers to the Investment Funds should prove incorrect. Also, investment advisers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.


                                      TAXES

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member.

This summary of certain aspects of the federal income tax treatment of the Fund is based upon the Internal Revenue Code, judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO UNDERSTAND FULLY THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult with its own counsel regarding the acquisition of Units. See "Investment by Qualified Retirement Plans and Other Tax-Exempt Investors" below and also "ERISA Considerations."

FUND'S STATUS AS A REGULATED INVESTMENT COMPANY

The Fund expects to qualify, and to continue to qualify, as a regulated investment company ("RIC") under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Unit holders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Unit holders. These distributions are taxable as ordinary income or capital gains to the Unit holder. To the extent the underlying income of the Investment Funds is derived from qualified dividends, distributions by the Fund will qualify for the 15% maximum rate of federal tax on dividends for individual, non-corporate taxpayers. Members may be proportionately liable for taxes on income and gains of the Fund, but Members not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Members of the amount and nature of the income or gains.

The Fund must distribute at least 90% of its ordinary income in each year of the Fund in order to maintain its status as a regulated investment company for federal income tax purposes. The "income" which must be distributed is based on the taxable income of the Investment Funds in which the Fund invests, and the Fund will be dependent on the Investment Funds to provide sufficient information at the close of the Fund's year to enable it to determine exactly how much to distribute. Under certain circumstances, the Code permits late distributions to satisfy the 90% requirement, and the Fund may have to make such late distributions.

The Code imposes an excise tax at the rate of 4% on certain undistributed income of the Fund at the close of the calendar year. The income that must be distributed to avoid this tax is based on the taxable income and gains of the Investment Funds in which the Fund invests, and the Fund will be dependent on the Investment Funds to provide sufficient information to determine this income by the close of the calendar year. If the Investment Funds do not provide sufficient information on a timely basis, the Fund may incur the 4% excise tax.

 It is possible that many of the Investment Funds in which the Fund invests will make no regular distributions to partners, and so the Fund may not have regular cash flow sufficient to enable it to make the distributions needed to meet the 90% distribution requirement and to avoid the 4% excise tax. The Fund may need to borrow money to permit it to make the required distributions.

 The tender offer of the Fund's Units may result in a taxable gain or loss to the tendering Member, depending on whether the amount received is greater or less than such Member's adjusted tax basis in the shares. Different tax consequences may apply for tendering and non-tendering Members in connection with a tender offer, and these consequences are disclosed in the Statement of Additional Information. For example, if a Member tenders fewer than all of his or her Units, such repurchase may not be treated as an exchange for federal income tax purposes and may result in deemed distributions to non-tendering Members. On the other hand, Members who tender all of their Units (including Units deemed owned by Members under constructive ownership rules) will be treated as having sold their Units and generally will realize a capital gain or loss.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its Members. Please see the Statement of Additional Information for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund's Units.


DISTRIBUTIONS TO UNIT HOLDERS

The Fund intends to distribute all of its net investment income once annually. Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses.

POTENTIAL FOREIGN INVESTMENTS

The Fund or the Investment Funds may make investments that may involve additional foreign tax issues. The tax consequences to Members depend in large part on the activities and investments of the Investment Funds in which the Fund invests, and such Investment Funds will not be controlled by the Fund. Special rules apply to U.S. Persons, such as the Fund, that invest in foreign corporations such as "passive foreign investment companies," "controlled foreign corporations," or "foreign personal holding companies." These rules can result in adverse tax consequences to the Fund to the extent that the Fund invests in any such entities directly, or indirectly through Investment Funds.

FUND TAX RETURNS AND TAX INFORMATION

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes. Income or loss of an Investment Fund that is taxed as a partnership using the calendar year or a fiscal year other than the Fund's fiscal year will be treated as if distributed to the Fund on the last day of the Investment Fund's fiscal year. The Fund may not receive tax information from Investment Funds in a sufficiently timely manner to enable the Fund to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, Members should be prepared to obtain extensions of time to file their income tax returns.

The investment advisers of the Investment Funds will not prepare income tax information returns of the Investment Funds in which the Fund invests, which will be prepared by management and/or independent accountants for each such Investment Fund. An audit of the Fund's or an Investment Fund's information return may affect the tax consequences of an investment in the Fund by a Member and may cause audits of the returns of the Member. The activities of Investment Funds in which the Fund invests may give rise to additional tax issues, which in turn can affect the tax results of Members in the Fund.


STATE AND LOCAL TAXES

In addition to the federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions. Members of the Fund are generally taxable in their state of residence on their share of the Fund's income. Members of the Fund may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Members of the Fund may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

OTHER TAXES

The foregoing is a summary of some of the tax rules and considerations affecting Members, the Fund, and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required. Each prospective Member is urged to consult with his or her tax adviser with respect to any investment in the Fund.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Advisor will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Unit holder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

The Board will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan, and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more investment advisers of Investment Funds in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Units.

                               ELIGIBLE INVESTORS

Each investor will be required to certify that the Units purchased are being acquired directly or indirectly for the account of an "Eligible Investor." An "Eligible Investor" includes, among other investors, an individual who (i) has a net worth (or joint net worth with the investor's spouse) immediately prior to the time of purchase in excess of $1 million, (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, or (iii) has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account. Other categories of Eligible Investors applicable to companies and other investors are set forth in the investor certification that each investor must sign in order to invest in the Fund, a form of which appears as Appendix A to this Prospectus. Existing Members who purchase additional Units will be required to meet the Fund's eligibility criteria at the time of the additional purchase. Any transferee of Units must satisfy the Fund's eligibility criteria at the time of transfer. See "Transfers of Units."

                              INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. It is possible that you may lose some or all of your money. Before making an investment decision, you should, among other things: (i) consider the suitability of the investment with respect to your investment objectives and personal situation; and (ii) consider other factors including your personal net worth, income, age, risk tolerance, tax situation, and liquidity needs. An investment in the Fund is unlikely to be suitable for charitable remainder trusts and may also be unsuitable for other tax-exempt organizations. See "Taxes" and "ERISA Considerations".. You should invest in the Fund only money that you can afford to lose, and you should not invest in the Fund money to which you will need access in the short-term or on a frequent basis. In addition, you should be aware of how the Fund's investment strategies fit into your overall investment portfolio because the Fund is not designed to be, by itself, a well-balanced investment for a particular investor.

                                PURCHASE OF UNITS

INITIAL AND CONTINUOUS OFFERING

[Name and address of Distributor], is the distributor of the Units pursuant to an Underwriting Agreement between the Fund and the Distributor. The Distributor is offering the Units during an initial public offering period that is scheduled to terminate on [__________], 2004. The offering price of each Unit during the initial public offering period will be the offering price, plus any applicable sales charge. Investments may be subject to a sales charge of up to 2%, subject to waivers for certain types of investors, as discussed below.

Both initial and additional purchases of Units in the Fund may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Units at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Units in the Fund. After the closing of the initial public offering, initial and subsequent purchases generally will be accepted monthly, and Units will be offered at their net asset value per Unit, plus any applicable sales charge. See "Net Asset Valuation." The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Fund or part of the assets of the Fund. All purchases are subject to the receipt of cleared funds two business days prior to the acceptance date. Generally, the minimum required initial purchase by each investor is $25,000.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units must be by receipt of federal or other immediately available funds ("cleared funds"). . Each initial or subsequent purchase of Units will be payable in one installment and will be due at least two business days prior to the proposed acceptance of the purchase, although the Board may accept, in its discretion, purchases prior to its receipt of cleared funds.

During any continuous offering, Units may be purchased only from the selected broker-dealers or through the Distributor. Any continuous offering, if commenced, may be discontinued at any time. By purchasing Units of the Fund, each new Member will be bound by all of the terms of the Operating Agreement. The Fund will have the sole right to accept orders to purchase Units and reserves the right to reject any order in whole or in part. The Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act.

Pending investment in the Fund, the proceeds of the initial public offering, as well as of any subsequent continuous offering, will be placed in an interest-bearing escrow account by [name], the Fund's escrow agent, pending the closing of such offering. After any closing, the balance in the escrow account, including any interest earned, will be invested pursuant to the Fund's investment policies.

METHODS FOR PURCHASING UNITS

To make an investment in the Fund, contact your broker-dealer, other financial intermediary, or the Distributor at [name and address]. Accounts may be opened only through the selected broker-dealers or through the Distributor. Customers of the Distributor or of broker-dealers that have entered into selling group agreements with the Distributor or its delegate may open an account and buy Units by mailing a completed application, including complete wiring information, to: Generation Hedge Strategies Fund LLC, Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Units are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $25,000. Please note that broker-dealers may establish higher minimum investment requirements than the Fund, and may independently charge you transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales charge, which will reduce your return.


SALES CHARGE WAIVERS

The Distributor may, at its discretion, waive sales charges and minimum investment requirements for the purchase of Units of the Fund by or on behalf of: (i) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor or the Adviser and any affiliates of the Distributor or the Adviser; (iii) Directors and retired Directors of the Fund (including spouses and children of Directors and retired Directors) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of the Fund; (v) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of the Fund for
(1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, Members must, at the time of purchase, give the Distributor sufficient information to permit confirmation of qualification. Notwithstanding any waiver, investors remain subject to the eligibility requirements set forth in this Prospectus.

                               GENERAL INFORMATION

DESCRIPTION OF THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was established as a limited liability company under the laws of the State of Delaware on February 24, 2004, and has limited operating history. The Fund's office is located at 400 Andrews Street, Suite 720 Rochester, New York 14604.

The Fund's Prospectus and SAI are available upon request and without charge by writing to [name & address of Distributor]. The telephone number of the Fund is [1-800-____].

The Fund's fiscal year ends on March 31. Based on the Fund's limited operating history, financial highlights are not available at this time.

          ADDITIONAL INFORMATION AND SUMMARY OF THE OPERATING AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the Operating Agreement that is included as Appendix B to this Prospectus. An investor and his or her advisers should carefully review the Operating Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Operating Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreement.

UNITS; MEMBERS

Each Unit represents a capital contribution of $1,000 at the initial closing. Persons who purchase Units will be Members of the Fund. The Adviser and its affiliates may invest in the Fund, and to that extent will be Members of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for Units or have their Units repurchased by the Fund without notice to Members. Any purchase or repurchase of Fund Units by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in this Prospectus and the Fund's SAI.

In addition, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Prospectus.

Persons to whom Units are transferred in accordance with the Operating Agreement will be Members of the Fund, subject to such person meeting any transferability requirements. The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement. By subscribing for a Unit, each Member agrees to indemnify and hold harmless the Fund, the Board, the Adviser, each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any such transfer.

LIABILITY OF MEMBERS

Under Delaware law and the Operating Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Operating Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

DUTY OF CARE

The Operating Agreement provides that the Board and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Operating Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Operating Agreement shall not be construed so as to limit liability or provide for indemnification of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Operating Agreement to the fullest extent permitted by law.

AMENDMENT OF THE OPERATING AGREEMENT

The Operating Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Operating Agreement involving accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

TERM, DISSOLUTION, AND LIQUIDATION

The Fund shall be dissolved:

o upon the affirmative vote to dissolve the Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;
o if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;
o    as required by operation of law; or
o    as set forth in the Operating Agreement.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations."

Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

                               REPORTS TO MEMBERS

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state income tax or information returns, along with any other tax information required by law.. The Fund anticipates sending to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
                                   FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

                          ACCOUNTANTS AND LEGAL COUNSEL

The Board has selected Deloitte & Touche LLP as the independent public accountants of the Fund. Deloitte & Touch LLP's business address is ________________Philadelphia, Pennsylvania.

The law firm of Sadis & Goldberg LLP, 463 Seventh Avenue, New York, N.Y. 10018, serves as legal counsel to the Fund.


                            TABLE OF CONTENTS OF SAI


ADDITIONAL INVESTMENT POLICIES ....................................................................................

FUNDAMENTAL POLICIES ..............................................................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND



OPERATIONS OF THE FUND AND RELATED RISKS. .........................................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF



INVESTMENT FUNDS AND RELATED RISKS ................................................................................

DIRECTORS AND OFFICERS ............................................................................................

LIQUIDITY REQUIREMENTS ............................................................................................

CODE OF ETHICS ....................................................................................................

PERFORMANCE INFORMATION ...........................................................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES ..........................................................................

CONTROL PERSONS ...................................................................................................

INDEPENDENT AUDITORS ..............................................................................................

CUSTODIAN AND ADMINISTRATOR .......................................................................................

DISTRIBUTOR .......................................................................................................

CALCULATION OF FEES ...............................................................................................

LEGAL COUNSEL .....................................................................................................

PORTFOLIO TRANSACTIONS ............................................................................................

FINANCIAL STATEMENTS ..............................................................................................

APPENDIX A.........................................................................................................


                                                                      APPENDIX A

               GENERATION HEDGE STRATEGIES FUND LLC (THE "FUND")
                         FORM OF INVESTOR CERTIFICATION

In certifying that I am an "Eligible Investor," I hereby certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

o A natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

o A natural person who has a net worth (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

o An investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

o     A director or executive officer of the Fund;

o A trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of investing in the Fund, and (iii) of which the person responsible for directing the investment of assets in the Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

o An entity with total assets in excess of $5,000,000 that was not formed for the purpose of investing in the Fund and that is one of the following:
      (i) a corporation; (ii) a partnership; (iii) a limited liability company;
      (iv) a Massachusetts or similar business trust; or (v) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

o An entity licensed, or subject to supervision, by U.S. federal or state examining authorities as a "bank," "savings and loan association," "insurance company," or "small business investment company" (within the meaning of 17 .F.R. Section 230.501(a)) or an account for which a bank or savings and loan association IS subscribing in a fiduciary capacity;

o A broker or dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

o An investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

o An entity that has elected to be treated or qualifies as a "business development company" within the meaning of Section 2(a)(48) of the 1940 Act or Section 202(a)(22) of the Advisers Act;

o An insurance company as defined in Section 2(a)(13) of the Securities Act of 1933, as amended ("1933 Act");

o A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

o A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

o An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

o An entity in which all of the equity owners are "accredited investors" (as defined in Regulation D under the 1933 Act).

                                                                      APPENDIX B


                      GENERATION HEDGE STRATEGIES FUND LLC
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT


      THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT of Generation Hedge Strategies Fund LLC (the "Fund") is made effective as of February __, 2004 by and among each Organizational Member, the Investment Adviser, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H:

      WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Act, pursuant to the Certificate executed, dated as of February 23, 2004, and filed by the Organizer with the Secretary of State of the State of Delaware on February 24, 2004;

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

       For purposes of this Agreement:

      1.1 ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

      1.2 AFFILIATE means affiliated person as such term is defined in the 1940 Act, as hereinafter defined.

      1.3 AGREEMENT means this Limited Liability Company Operating Agreement, as amended and/or restated from time to time.

      1.4 BOARD means the Board of Directors established pursuant to Section 2.6 and each Director on the Board shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

      1.5 CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

      1.6 CLASS means any class of limited liability company interests established by the Board from time to time.

      1.7 CLOSING means the closing of a subscription to purchase a Unit.

      1.8 CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

      1.9 CONFIDENTIAL INFORMATION shall have the meaning as set forth in
Section 8.12(a).

     1.10 DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.. Sections18-101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.

      1.11 DIRECTOR means each person who initially serves on the Board pursuant to Section 2.6 or who, from time to time, pursuant to this Agreement shall serve on the Board as indicated in the records of the Fund. Each Director shall be deemed a "Manager" of the Fund within the meaning of the Delaware Act.

      1.12 FISCAL PERIOD means the period commencing on the initial Closing, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                  (1)   the last day of a Fiscal Year;

                  (2) the day preceding any day as of which a contribution to the Fund is made pursuant to this Agreement;

                  (3) the day as of which the Fund repurchases all or a portion of the Units of any Member pursuant to this Agreement;

                  (4) any day as of which there is any distribution to a Member pursuant to this Agreement;

                  (5)   the date as of which the Fund terminates; or

                  (6)   any other date as established by the Board.

      1.13 FISCAL YEAR, for accounting purposes, means the period commencing on the initial Closing and ending on March 31 and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code. For tax purposes, the 12-month period ending December 31 of each year will be the Fund's taxable year.

      1.14 FORM N-2 means the Fund's Registration Statement on Form N-2 or any successive form filed with the Securities and Exchange Commission ("SEC"), as amended from time to time.

      1.15 FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

      1.16 INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

      1.17 INTEREST means the entire limited liability company interest (as defined in the Delaware Act) in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to this Agreement, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

      1.18 INVESTMENT ADVISER means the person who at any particular time serves as the investment adviser to the Fund pursuant to a written agreement with the Fund.

      1.19 INVESTMENT FUNDS means unregistered investment funds and/or registered investment companies in which the Fund may invest.

      1.20 INVESTMENT MANAGEMENT AGREEMENT means a separate written agreement between the Fund and the Investment Adviser pursuant to which the Investment Adviser performs certain investment advisory and supervisory services to the Fund.

      1.21 MANAGEMENT FEE means the fee paid to the Investment Adviser out of the Fund's assets pursuant to an Investment Management Agreement, and debited against Members' Accounts.

      1.22 MEMBER means any person who shall have been admitted to the Fund as a member or a substitute Member who is admitted to the Fund pursuant to this Agreement, in such person's capacity as a Member until the Fund repurchases the entire Interest of such person as a Member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a Member pursuant to Section 4.4 hereof. The Members shall constitute a single class or group of members.

      1.23 NET ASSET VALUE means the total value of all assets of the Fund as valued pursuant to Section 6.3, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchase of Units.

      1.24 1940 ACT means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

      1.25 1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

1.26 OFFERING PERIOD means the period beginning when the Fund commences the sale of Units.

      1.27 ORGANIZATIONAL EXPENSES means the expenses, including initial registration fees with the SEC, incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Units.

      1.28 ORGANIZATIONAL MEMBERS means Scott D. Nasca and Ron S. Geffner and the ORGANIZER means Thomas F. Konop.

      1.29 PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization, or unincorporated organization.

      1.30 PORTFOLIO MANAGERS means portfolio managers of the Investment Funds in which the Fund invests, among which the Fund deploys some or all of its assets.

      1.31 REPURCHASE VALUATION DATE shall have the meaning set forth in Section 4.5.

      1.32 SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies, or commodities, and any options thereon.

      1. 33 SECURITIES ACT means the Securities Act of 1933, as amended and any regulations promulgated thereunder.

      1.34 SERIES means any series of limited liability company interests established by the Board relating to a distinct portfolio and having separate rights and powers with respect to the assets of the Fund allocated to such Series.

      1.35 TAX MATTERS MEMBER means the Member designated as "tax matters member" of the Fund pursuant to Section 8.18 hereof.

      1.36 TRANSFER means the assignment, transfer, sale, or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

      1.37 UNIT means the interest of a Member in the Fund represented by an original Contribution of $1,000 at the initial Closing of subscriptions for Interests in the Fund, and with a net asset value determined from time to time thereafter as provided in Section 7.3.

      1.38 VALUATION DATE means any date in which the Net Asset Value of the Fund is computed.


                                   ARTICLE II
                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

      2.1 FORMATION OF LIMITED LIABILITY COMPANY. The Organizer and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

      2.2 NAME. The initial name of the Fund shall be Generation Hedge Strategies Fund LLC or such other name as the Board hereafter may adopt upon:
(i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

      2.3 PRINCIPAL AND REGISTERED OFFICE. The Fund shall have its principal office at the principal office of the Investment Adviser, or at such other place designated from time to time by the Board. The Fund shall have its registered office in the State of Delaware at 15 East North Street, Dover, Delaware 19901, County of Kent, and its registered agent at such address is XL CORPORATE SERVICES, INC. for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

      2.4 DURATION. The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue perpetually unless and until the Fund is dissolved pursuant to Section 5.1hereof.

      2.5 BUSINESS OF THE FUND. The business of the Fund is, without limitation, to purchase, sell, invest, and trade in Securities, both directly and through the purchase of limited partnership and other interests in the Investment Funds and to engage in any financial or derivative transactions relating thereto or otherwise and to engage in such other activities and to exercise such rights and powers as permitted by limited liability companies under the Delaware Act. On behalf of the Fund, the officers of the Fund may execute, deliver, and perform all contracts, agreements, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements, and other undertakings, all without any further act, vote, or approval of any other person, notwithstanding any other provision of this Agreement.

      2.6 THE BOARD.

      (a) Each Organizational Member shall serve as a Director on the initial Board as of February __, 2004, until the proper designation of those persons first listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board, which agreement to be bound shall be effective as of the date of their acceptance of their appointment as Director. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by a written instrument signed by, or by resolution approved at a duly constituted meeting by vote of, a majority of the Board, provided however that the number of Directors shall at all times be at least one and no more than ten as determined, from time to time, by the Directors pursuant to this Agreement.

      (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, provided such appointment is in accordance with the 1940 Act. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so when required by the 1940 Act.

      (c) In the event that no Director remains to continue the business of the Fund, the Investment Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section
5.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 5.2 hereof.

      2.7 MEMBERS.

      (a) The Board may admit one or more Members at such times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member execute an appropriate signature page of this Agreement, application, subscription agreement, or without such execution, if such Member orally, in writing, or by other action, including, but not limited to payment for Units, complies with the conditions for becoming a Member and pursuant to which such Member agrees to be bound by all the terms and provisions hereof. This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member. The Board, in its sole and absolute discretion, may reject applications or subscription agreements for Units in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Such record of Members shall also set forth the number of Units that each Member holds. Each Organizational Member hereby is admitted as a Member on the date hereof.

      (b) If a Member is admitted to the Fund prior to the initial Closing, the Account of such Member shall be adjusted by any Net Profit or Net Loss allocable to such Member for the period through the initial Closing.

      2.8 BOTH DIRECTORS AND MEMBERS. A Member may at the same time be a Director, a Member, or an Investment Adviser, and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act and the 1940 Act. A Director need not be a Member.

      2.9 ORGANIZATIONAL MEMBERS AND THE ORGANIZER. Each of Scott D. Nasca and Ron S. Geffner shall be an Organizational Member of the Fund and Thomas F. Konop shall be the Organizer of the Fund.

      2.10 LIMITED LIABILITY. To the fullest extent permitted under applicable law, a Member shall not be liable for the Fund's debts, obligations, or liabilities in any amount in excess of the Account balance of such Member. To the fullest extent permitted under applicable law, the Investment Adviser and Directors shall not be liable for the Fund's debts, obligations, and liabilities.

      2.11 SERIES. The Fund may create one or more Series and/or classes from time to time. With respect to any Series established by the Fund, the following provisions shall apply:

      (a) separate and distinct records shall be maintained for each Series, and the assets associated with any such Series shall be held and accounted for separately from the other assets of the Fund or any other Series;

       (b) the debts, liabilities, and obligations incurred, contracted for, or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Fund generally or any other Series;

      (c) the Board, in its sole and absolute discretion, shall have authority to restrict allocations or transfers of Member Accounts to or from any Series; and

      (d) notwithstanding Section 18-215 of the Delaware Act, the failure of a Series to have any Member associated with it shall not be the basis for the dissolution of the Series and the winding up of its affairs unless in accordance with the provisions of Article V.




                                   ARTICLE III
                                   MANAGEMENT

      3.1 MANAGEMENT AND CONTROL.

      (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of "managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily


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vested in each director of a Delaware corporation; and (ii) each Independent
Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Investment Adviser shall continue to serve as the adviser to the Fund. The Directors may make contributions and own Units in the Fund.

      (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction, or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

      (c) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business, except to the extent specifically provided herein, and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.
      (d) The Board may delegate to any person, including officers of the Fund, any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.

      3.2 ACTIONS BY THE BOARD.

      (a) Unless provided otherwise in this Agreement, the Board shall act only:
(i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person, which may include any means of communication that allows all Directors participating to hear each other simultaneously during the meeting, as permitted by the SEC and/or the 1940 Act, or, if in person attendance is not required by the 1940 Act, in person or by telephone); or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

      (b) The Board may designate from time to time a Chairperson who shall preside at all meetings. Meetings of the Board may be called by the Chairperson or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

      (c) The Board may designate from time to time agents and employees of the Fund, including without limitation employees of the Investment Adviser, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

      3.3 MEETINGS OF MEMBERS.

      (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of


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

Members shall be elected as Directors; and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

      (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Fund Percentage as of the record date for such meeting. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

      (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

      3.4 CUSTODY OF ASSETS OF THE FUND. The physical possession of all funds, Securities, or other property of the Fund shall at all times, be held, controlled, and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

      3.5 OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

      (a) The Directors shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

      (b) Any Member, Director, or Affiliate of the foregoing may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

3.6 DUTY OF CARE.

(a) A Director shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of the Director's services under this Agreement, unless it shall be determined by final judicial decision in a court of competent jurisdiction on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director's office or as otherwise required by law.

(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member, or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

3.7 INDEMNIFICATION.

      (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the Investment Adviser and Tax Matters Member (including for this purpose each affiliate, Unit holder, partner, member, officer, director, principal, employee, or agent of the Investment Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Adviser or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation,


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or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Investment Adviser, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

      (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that: (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking; or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

      (c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if: (i) approved as in the best interests of the Fund by vote of a majority of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office; or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

       (d) Any indemnification or advancement of expenses made pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).



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

      (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

      (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

      3.8 FEES, EXPENSES, AND REIMBURSEMENT.

      (a) So long as the Investment Adviser (or its affiliates) provides management services to the Fund, it shall be entitled to receive fees for such services as may be agreed to by the Investment Adviser and the Fund pursuant to an Investment Management Agreement, provided however, the Board has approved such agreement and fees. The Management Fee will be computed based on the Account of each Member as of the end of business on the last business day of each month, after adjustment for any subscriptions effective on such date and before giving effect to any repurchase of Units effective as of such date. The Investment Adviser may waive or reduce the Management Fee calculated with respect to, and deducted from, the Account of any Member and may pay all or part of the Management Fee to third parties for services rendered in connection with the placement of Units.

      (b) The Board may cause the Fund to compensate each Independent Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

      (c) The Fund shall bear all of its own operating expenses incurred in the business of the Fund other than those specifically required to be borne by the Investment Adviser or another party pursuant to a separate written agreement with the Fund as contemplated by Section 3.8(a) hereof. Expenses to be borne by the Fund include, but are not limited to, the following:

      (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, and taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds;

      (2) all costs and expenses associated with the organization, operation, and registration of the Fund, offering costs, and the costs of compliance with any applicable Federal or state laws;

      (3) the costs and expenses of holding meetings of the Board and any meetings of Members that are regularly scheduled, permitted, or are required to be held by this Agreement, the 1940 Act, or other applicable law;

      (4) fees and disbursements of any attorneys, accountants (including tax preparation fees), auditors, and other consultants and professionals engaged on behalf of the Fund to assist in connection with its operations;

      (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Investment Adviser, or the Directors;

      (6)  any fees payable to the Investment Adviser;

      (7) all costs and expenses associated with the organization of any subsidiary vehicle deemed necessary for the investment operations of the Fund, or with the conversion of the Fund to a master-feeder structure as contemplated by Section 8.10 hereof;

      (8) all costs and expenses of preparing, printing, and distributing reports and other communications to Members;

      (9) the fees of custodians, transfer agents, and other persons providing administrative services to the Fund;

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

      (10) all expenses in computing the net asset value of the Fund and the Units, including any equipment or services obtained for such purposes;

      (11) administrative and member service fees incurred by the Fund will be allocated among its various classes based on the net asset value of the Fund attributable to each such class; and

      (12) such other types of expenses as may be approved from time to time by the Board.

      The Investment Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

      (d) Subject to procuring any required regulatory approvals, the Fund from time to time, alone or in conjunction with other accounts for which the Investment Adviser, or any Affiliate of the Investment Adviser, acts as general partner, managing member, or investment adviser, may purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

                                   ARTICLE IV
           TERMINATION OF STATUS OF INVESTMENT ADVISER AND DIRECTORS;
                     TRANSFERS, REPURCHASES, AND REDEMPTIONS

      4.1 TERMINATION OF STATUS OF THE INVESTMENT ADVISER. The status of the Investment Adviser shall terminate if the Investment Management Agreement with the Investment Adviser terminates and the Fund does not enter into a new Investment Management Agreement with the Investment Adviser, effective as of the date of such termination.

      4.2 TERMINATION OF STATUS OF A DIRECTOR. The status of a Director shall terminate if the Director: (i) shall die; (ii) shall be adjudicated incompetent;
(iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law, or make an assignment for the benefit of creditors; or (vii) shall have a receiver appointed to administer the property or affairs of such Director.

      4.3 REMOVAL OF THE DIRECTORS. Any Director may be removed by: (i) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal or vote; or (ii) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

      4.4 TRANSFER OF UNITS OF MEMBERS.

       (a) Units held by a Member may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of such Member; or (ii) under extremely limited circumstances, with the written consent of the Board (which may be withheld for any reason in its sole and absolute discretion). If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Units. If the Board does not consent to a transfer by operation of law, the Fund shall redeem the Units from the Member's successor. Any transfer must comply with the Securities Act. The Board generally will not consent to a transfer unless the transfer is: (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities); or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). The foregoing permitted transferees will not be allowed to become substituted Members without the consent of the Board, which may be withheld in its sole and absolute discretion. Each transferring Member and transferee agree to pay all expenses, including, but not limited, to attorneys' and accountants' fees, incurred by the Fund in connection with any transfer.

       (b) By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, or each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of this Section 4.4 or any misrepresentation made by that Member in connection with any such transfer.

      (c) Each transferring Member shall indemnify and hold harmless the Fund, the Board, the Investment Adviser, or each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from: (i) any transfer made by such Member in violation of this Section 4.4; and (ii) any misrepresentation by such Member in connection with any such transfer.

      4.5 REPURCHASE OF UNITS.

      (a) General. Except as otherwise provided in this Agreement, no Member or other person holding Units or portion thereof shall have the right to require the Fund to redeem its Units. The Board of the Fund, from time to time, and in its sole and absolute discretion, may determine to cause the Fund to offer to repurchase Units from Members, including the Investment Adviser, on such terms and conditions as set forth in this Agreement. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Fiscal Year unless it has been advised by counsel to the Fund to the effect that more frequent offers would not cause any adverse tax consequences to the Fund or its Members. In accordance with the terms and conditions as are set forth in this Agreement, in determining whether to cause the Fund to repurchase Units pursuant to written requests by Members, the Board shall consider, among other things, the recommendation of the Investment Adviser and shall also consider the following factors, among others, in making such determination:

      (1)whether any Members have requested that the Fund repurchase their Units;

      (2)the liquidity of the Fund's assets;

      (3)the investment plans and working capital requirements of the Fund;

      (4)the relative economies of scale with respect to the size of the Fund;

      (5)the history of the Fund in repurchasing Units;

      (6)the economic condition of the securities markets; or

      (7)the anticipated tax consequences of any proposed repurchases of Units.

      (b) Discretionary Repurchases. The Board shall cause the Fund to repurchase Units on terms fair to the Fund and to all Members or one or more classes of Members (including persons holding Units acquired from Members), as applicable, in the following manner:

           (1) The Board will provide written notice to Members when it has determined, in its sole and absolute discretion, that the Fund will repurchase Units. Such notice will describe the terms of the repurchase offer, including:
                (i) the commencement date of the repurchase offer;

                (ii) the date on which repurchase requests must be received by the Fund (the "Repurchase Request Deadline"); and

                (iii) other information that Members should consider in deciding whether and how to participate in such repurchase opportunity.

           (2) Members must submit, in writing, requests for repurchase to the Fund or its designated agent. The Repurchase Request Deadline will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer and such Repurchase Request Deadline may be extended by the Board in its sole and absolute discretion. The Fund will not accept any repurchase request received by it or its designated agent after the Repurchase Request Deadline.

           (3) Payment for Units accepted by the Fund for repurchase will be made in whole or in part in cash or Securities of equivalent value. The amount due to any Member whose Units are repurchased will be equal to the value of the Member's Account or portion thereof based on the net asset value of the Fund's assets as of the effective date of repurchase (the "Repurchase Valuation Date"), after giving effect to all allocations to be made to the Member's Account as of such date. The Repurchase Valuation Date is the last business day of the quarter in which the Repurchase Request Deadline occurs, which will be approximately 65 days after the Repurchase Request Deadline. Payment amounts shall ordinarily be calculated within 10 business days after the Repurchase Valuation Date in accordance with the Fund's valuation procedures as adopted by the Fund's Board.

           (4) Payment for Units accepted by the Fund for repurchase will generally be made within 30 days of the Repurchase Valuation Date.

           (5) The Fund may suspend or postpone any repurchase offer, by vote of a majority of the Board, including a majority of the Independent Directors, including but not limited to:

                (i) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's nets assets;
                (ii) for any other periods that the SEC permits by order for the protection of Members; or (iii) under such other unusual circumstances as the Board deems advisable for the benefit of the
           Fund and its Members.

           (6) The Board, in its sole and absolute discretion, shall determine the amount of Units to be repurchased, if any. If a greater number of Units is submitted for repurchase by Members as of the Repurchase Request Deadline than the repurchase offer amount, as determined by the Board in its sole and absolute discretion, the Fund may repurchase an additional amount of Units not to exceed 2% of the Units outstanding on the Repurchase Request Deadline. If the Board determines not to repurchase more than the repurchase offer amount or if Members submit for repurchase Units in an amount exceeding the repurchase offer amount plus 2% of the Units outstanding on the Repurchase Request Deadline, the Fund shall repurchase the Units submitted for repurchase on a pro rata basis, disregarding fractions, according to the number of Units submitted for repurchase by each Member as of the Repurchase Request Deadline; provided, however, that this provision shall not prohibit the Fund from:

                (i) accepting all Units submitted for repurchase by Members who own, beneficially or of record, an aggregate of not more than a specified percentage of such Units and who submit for repurchase all their Units, before prorating Units submitted for repurchase by other Members; or

                (ii) accepting by lot Units submitted for repurchase by Members who offer all Units held by them or who, when submitting for repurchase their Units, elect to have either all or none or at least a minimum amount or none accepted, if the Fund first accepts all Units submitted for repurchase by Members who do not so elect.

           (7) The Board may, in its sole and absolute discretion, elect to impose charges on Members or other persons who submit their Units for repurchase. The Board may also, in its sole and absolute discretion, allocate to tendering Members withdrawal or similar charges imposed by Investment Funds if the Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units and such charges were imposed on the Fund.

           (8) A Member who submits for repurchase only a portion of such Member's Units shall be required to maintain an Account balance at least equal to $25,000.

           (9) The Investment Adviser may submit for repurchase its Unit(s) as a Member under Section 4.5 hereof.

      (c) Mandatory Redemptions. The Board may cause the Fund to redeem Units of a Member or any person acquiring Units thereof from or through a Member in the event that the Board determines or has reason to believe that, among other things:

           (1) such Units have been transferred or such Units have vested in any person by operation of law as a result of the death, dissolution, bankruptcy, or incompetence of a Member;

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

           (2) ownership of such Unit by a Member or other person will cause the Fund to be in violation of, or require registration of any Units, or subject the Fund or the Investment Adviser to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

           (3) continued ownership of such Units may be harmful or injurious to the business or reputation of the Fund or the Investment Adviser, or may subject the Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

           (4) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

           (5) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

           (6) it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to redeem such a Unit.

                                    ARTICLE V

                           DISSOLUTION AND LIQUIDATION

      5.1 DISSOLUTION.

      (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

           (1) upon the affirmative vote to dissolve the Fund by: (i) the Board; or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

           (2) upon the failure of Members to elect a successor Board member at a meeting called by the Investment Adviser in accordance with this Agreement when no Board member remains to continue the business of the Fund;

           (3) if any Member that has submitted a written request, in accordance with the terms of the Operating Agreement, to tender all of such Member's Units for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period; or

           (4)  as required by operation of law.

           Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board and Members may elect to continue the business of the Fund as provided herein, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 5.2 hereof and the Certificate has been canceled.

      5.2 LIQUIDATION OF ASSETS.

      (a) Upon the dissolution of the Fund as provided in Section 5.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall, subject to the Delaware Act, be distributed in the following manner:

           (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

           (2) such debts, liabilities, or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

           (3) the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 5.2(a)(3).

      (b) Anything in this Section 5.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 5.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made: (i) the assets distributed in kind shall be valued pursuant to Section 6.3 as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 5.2(a) above; and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VI

                  ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

       6.1 ACCOUNTING, REPORTS AND PRINCIPLES.

      (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

      (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal, state, or local law.

      (c) Except as otherwise required by the 1940 Act or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 6.1(c) is being made, the Fund shall furnish to each Member a semi-annual report containing the information required by the 1940 Act and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may also furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

      (d) The Fund is a closed-end management investment company registered under the 1940 Act and it intends to qualify as a regulated investment company under the Code. Therefore, the Board shall be guided: (1) by the recommendations and standards for financial statements, accounting and reporting relating to such a company contained in the current audit and accounting guide that is incorporated herein by reference and entitled "Audits of Investment Companies", as changed and published from time to time, by the American Institute of Certified Public Accountants; and (2) by the Fund's independent public accountants.

      6.2 DETERMINATIONS BY THE BOARD.

      (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to this Agreement, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Investment Adviser pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

      (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss, or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

      6.3 VALUATION OF ASSETS.

      (a) Valuation of Securities and other assets shall be made by the Board in accordance with the requirements of the 1940 Act and the valuation procedures adopted by the Board.

      (b) The net asset value of each Unit as of any date shall equal the Net Asset Value of the Fund, determined as provided in Section 6.3(a), divided by the number of outstanding Units on such date.

      (c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole and the Units determined pursuant to this Section 6.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      7.1 AMENDMENT OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT.

      (a) Except as otherwise provided in this Section 7.1, this Agreement may be amended, in whole or in part, with the approval of: (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940
Act); or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

      (b) Any amendment that would:

           (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

           (2)  reduce the Account of a Member ; or

           (3) modify the events causing the dissolution of the Fund may be made only if: (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof; or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to offer his or her entire Interest for repurchase by the Fund.

      (c) The power of the Board to amend this Agreement at any time without the consent of the Members may include, but is not limited to:

           (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance with this Agreement to incorporate such amendments in a single, integrated document;

           (2) amend this Agreement (other than with respect to the matters set forth in Section 7.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

           (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a regulated investment company under Subchapter M of the Code.

      (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (ii) of Section 7.1(a) hereof) to each Member, which notice shall set forth: (i) the text of the proposed amendment; or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

      7.2 SPECIAL POWER OF ATTORNEY.

      (a) Each Member hereby irrevocably makes, constitutes, and appoints each Director, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section5.2 with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place, and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

           (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 7.1 hereof);

           (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

           (3) all other such instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

      (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

      (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Director, acting severally, and any liquidator of the Fund's assets, appointed pursuant to Section 5.2 hereof, and as such:

           (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, the Board, or any liquidator shall have had notice thereof; and

           (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge, and file any instrument necessary to effect such substitution.

      7.3 NOTICES. Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, or, if to the Fund, by regular postal mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopy, electronic mail, the internet, computer interface, or any other electronic method or device of document transfer or telegraphic or other written communication, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopy, telegraphic, electronic, or other means of written communication. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

      If any notice addressed to a Member at the address of that Member appearing on the books and records of the Fund is returned to the Fund marked to indicate that such notice is unable to be delivered to the Member at that address, all future notices or reports shall be deemed to have been duly given without further mailing if such future notices or reports shall be kept available to the Member, upon written demand of the Member, at the principal executive office of the Fund for a period of one year from the date of the giving of the notice.

      7.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

      7.5 APPLICABILITY OF 1940 ACT AND FORM N-2. The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2 subject to any exemptive relief obtained thereunder relating to the Fund.

      7.6 CHOICE OF LAW; ARBITRATION.

      (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of the State of Delaware.

      (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute, or the construction, performance, or breach of this or any other agreement, whether entered into prior to, on, or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below. Each Member understands that:

           (1) arbitration is final and binding on the parties;

           (2) the parties are waiving their rights to seek remedies in court, including the right to jury trial;

           (3) pre-arbitration discovery is generally more limited than and different from court proceedings;

           (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

           (5) a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

      (c) All controversies that may arise among Members and one or more Members and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the NASD Regulation, Inc. (the "NASDR"), as the Member or entity instituting the arbitration may elect. If the NYSE or NASDR does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon the Member.

      (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a Member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

      7.7 NOT FOR BENEFIT OF CREDITORS. The provisions of this Agreement are intended only for the regulation of relations among past, present, and future Members (including the Investment Adviser), Directors, and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

      7.8 CONSENTS. Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

      7.9 MERGER AND CONSOLIDATION.

      (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by
Section 18-209(b) of the Delaware Act.

      (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act: (i) effect any amendment to this Agreement; (ii) effect the adoption of a new limited liability company operating agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation; or (iii) provide that the limited liability company operating agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company operating agreement of the surviving or resulting limited liability company.

      7.10 MASTER-FEEDER STRUCTURE. The Fund may, at the discretion of the Board, as may be permitted by the 1940 Act, and upon the resolution of a majority of the then Directors, convert to a master-feeder structure, in which the feeder fund invests all of its assets into a master fund, rather than making investments in securities directly. Existing Series of the Fund may either become feeders into a master fund, or themselves become master funds into which other funds may be feeders.

      7.11 PRONOUNS. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

      7.12 CONFIDENTIALITY.

      (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board (the "Confidential Information").

      (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name or address (whether business, residence, or mailing) of any Member or any other Confidential Information without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

      (c) Each Member recognizes that in the event that this Section 7.12 is breached by any Member or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, trustees, officers, directors, employees, or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, trustees, officers, directors, employees, or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

      (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information that the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or that the Fund is required by law or by agreement with a third party to keep confidential.

      7.13 CERTIFICATION OF NON-FOREIGN STATUS. Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

      7.14 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).
      7.15 ENTIRE AGREEMENT. This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

      7.16 DISCRETION. To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision: (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members; or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.
      7.17 COUNTERPARTS. This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

      7.18 TAX MATTERS MEMBER. The Investment Adviser will be the "tax matters member" under the Code for the Fund or such other Member as may be designated by the Board.


      THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSES SET FORTH IN
SECTION 8.6 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.12.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                   By:                                     Date:
                      ----------------------------------        ---------------
                      Ron S Geffner, as an
                      Organizational Member

                      Generation Capital Management LLC


                   By:                                     Date:
                       ---------------------------------        ---------------
                       Scott D. Nasca,
                       President

                               ADDITIONAL MEMBERS:

      Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

                                   SCHEDULE I
The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.


Scott D. Nasca                             Signed:
c/o Generation Capital Management LLC             ------------------------------
400 Andrews Street, Suite 720
 Rochester, New York 14604                 Date:------------------------------

Ron S. Geffner                             Signed:
c/o Sadis & Goldberg LLC                          ------------------------------
463 Seventh Avenue, 16th Floor
New York, N.Y. 10018                       Date:------------------------------



------------------------------             Signed:
                                                  ------------------------------

                                           Date:------------------------------


------------------------------             Signed:
                                                  ------------------------------

                                           Date:------------------------------


------------------------------             Signed:
                                                  ------------------------------

                                           Date:------------------------------

                           [back cover of prospectus]

                      Generation Hedge Strategies Fund LLC


                          400 Andrews Street, Suite 720
                            Rochester, New York 14604

                               A Management Type,

                           Non-Diversified, Closed-End

                               Investment Company

                          ----------------------------

               100,000 UNITS OF LIMITED LIABILITY COMPANY INTEREST

                          ----------------------------


                                   PROSPECTUS

                          ----------------------------

UNTIL DECEMBER 2, 2002 (90 CALENDAR DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF THE SELECTED BROKER-DEALERS TO DELIVER A PROSPECTUS IN CONNECTION WITH EACH SALE MADE PURSUANT TO THIS OFFERING.


ADVISER                                    INDEPENDENT AUDITORS
Generation Capital Management LLC          Deloitte & Touche LLP

..

DISTRIBUTOR                                CUSTODIAN
[To be determined.]                        [To be determined.]
..
ADMINISTRATOR                              LEGAL COUNSEL
Generation Capital Management LLC          Sadis & Goldberg
LLC

TRANSFER AGENT AND
SUB-ADMINISTRATOR
[To be determined.]

                       STATEMENT OF ADDITIONAL INFORMATION

                      GENERATION HEDGE STRATEGIES FUND LLC

               100,000 Units of Limited Liability Company Interest


                               (   )     -
                                ---  ---   -----
                               (800)     -
                                     ---   -----

      Units of the Fund are sold by[Name] ("Distributor"), the Fund's distributor, to clients and customers (including affiliates and correspondents) of Generation Capital Management LLC ( "Generation" or "Adviser"), the Fund's investment adviser, and to clients and customers of other organizations. The Fund's Prospectus, which is dated ___, 2004, provides the basic information investors should know before investing. This Statement of Additional Information ("SAI"), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above. This SAI is not an offer of the Fund for which an investor has not received the Prospectus. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund are included in this SAI.


      The date of this SAI and the related Prospectus is ___, 2004.





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



                                TABLE OF CONTENTS


                                                                                                                   Page

ADDITIONAL INVESTMENT POLICIES....................................................................................

FUNDAMENTAL POLICIES ..............................................................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND
      OPERATIONS OF THE FUND AND RELATED RISKS.....................................................................

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES
      OF INVESTMENT FUNDS AND RELATED RISKS .......................................................................

DIRECTORS AND OFFICERS ............................................................................................

LIQUIDITY REQUIREMENTS ............................................................................................

CODE OF ETHICS PERFORMANCE INFORMATION ............................................................................

INVESTMENT MANAGEMENT AND OTHER SERVICES...........................................................................

CONTROL PERSONS INDEPENDENT AUDITORS ..............................................................................

CUSTODIAN AND ADMINISTRATOR .......................................................................................

DISTRIBUTOR CALCULATION OF FEES ...................................................................................

LEGAL COUNSEL PORTFOLIO TRANSACTIONS ..............................................................................

FINANCIAL STATEMENTS...............................................................................................

APPENDIX A ........................................................................................................


                                      - 2 -







                                       76
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                         ADDITIONAL INVESTMENT POLICIES

      The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Investment Funds in which the Fund invests are not subject to the Fund's investment policies and may have different or contrary investment policies.

      Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

                              FUNDAMENTAL POLICIES

      The Fund's stated fundamental policies, listed below, may not be changed without a majority vote of Members, which means the lesser of : (i) 67% of the Units present at a meeting at which holders of more than 50% of the outstanding Units are present in person or by proxy; or (ii) more than 50% of the outstanding Units. No other policy, including the Fund's investment objective, is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund's fundamental policies, the Fund's management has reserved freedom of action. The Fund:

           (1) May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

           (2) May not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of any industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

           (3) May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

           (4) May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

           (5) May make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

           (6) May not purchase or sell physical commodities and commodity contracts, except that it may : (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

      As an additional fundamental policy, the Fund may pursue its investment program through one or more subsidiary vehicles. The establishment of such vehicles and the Fund's utilization thereof is wholly within the discretion of the Board.

                                      - 3 -

   ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES AND OPERATIONS OF THE FUND
                                AND RELATED RISKS

      TEMPORARY DEFENSIVE POSITIONS. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of money market funds, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

      Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such an event, the Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

      REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the investment portfolios of the Investment Funds.

      ILLIQUID SECURITIES. The Fund may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. There is no limit to the percentage of the Fund's net assets that may be invested in illiquid securities. The Board or its delegate may determine that securities issued pursuant to Rule 144A under the 1933 Act are marketable under procedures approved by the Board.

      The Fund's investments in the Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investment in the Investment Funds. The illiquidity of these interests may adversely affect the Fund if it sold such interests at an inopportune time.

      FOREIGN SECURITIES. The Fund may invest in direct or indirect investments in foreign securities, including securities of offshore Investment Funds. Offshore Investment Funds may be subject to special risks as foreign entities or as entities subject to foreign jurisdictions, including risks due to economic, political or regulatory change.

      SECURITIES LOANS. The Fund may lend securities (which will generally not include Investment Fund securities) from its portfolio to broker-dealers, institutional investors, or other persons, pursuant to securities lending agreements. During the period of the loan, the Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. The Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit and other similar instruments. The Fund may experience a risk of loss if the other party to the transaction breaches the securities lending agreement with the Fund.

      The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Subject to applicable regulatory approval, cash collateral may be invested in a money market fund managed by the Adviser or one of its affiliates, and the Adviser or an affiliate of the Adviser may serve as the Fund's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

      PAYMENT IN KIND FOR REPURCHASED UNITS. The Fund does not expect to distribute securities as payment for repurchased Units except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not requesting that their Units be repurchased, or that the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. In the event that the Fund makes such a distribution of securities as payment for Units, Members will bear any risks of the distributed securities (see "Additional Information on Investment Techniques of Investment Funds and Related Risks" below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

      SUSPENSION OF OFFERINGS. Any offering of Units may be suspended, in the Board's sole and absolute discretion, to the extent required for purposes of compliance with the securities laws or in response to market conditions in the securities markets or otherwise.

      CONVERSION INTO A FEEDER FUND. The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without Member approval. It is uncertain whether the Fund will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, the Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Fund were to convert into a feeder fund, the Fund's interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio of securities directly. In addition to selling its securities to the Fund, the master fund would be able to sell its securities directly to other affiliated and non-affiliated investors and to other feeder funds. The returns experienced by investors in the Fund, direct investors in the master fund, and other feeder funds that invest in the master fund may differ. Moreover, redemption or repurchase of the shares of the master fund by direct investors and other feeder funds may alter the master fund's holdings, which could adversely affect the Fund.

               ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
                       INVESTMENT FUNDS AND RELATED RISKS

      This section provides additional information about types of investments and investment techniques of Investment Funds in which the Fund invests. Some or all of the Investment Funds may make the investments described in this section. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and be subject to related risks, which can be substantial.

      EQUITY SECURITIES. An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. An Investment Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under the sub-heading "Foreign Securities" or "Foreign Currency Transactions." Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

      An Investment Fund may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. These may also trade in the over the counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

      Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Preferred Stocks. Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

      Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally : (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

      FIXED-INCOME SECURITIES. An Investment Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

      Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

      An Investment Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined to be of comparable quality. Non-investment grade debt securities (commonly referred to as "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. For a description of debt ratings, see Appendix A. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer a higher yield than available from investment grade issues, but involve greater risk. The returns of non- investment grade debt securities are also subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and (iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

      FOREIGN SECURITIES. An Investment Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest directly or through ADRs, European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs") (collectively, "depositary receipts") in other securities of foreign issuers. Depositary receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on U.S. exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States.

      Investment income received by an Investment Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Investment Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Investment Fund's assets to be invested within various countries is not known.

      FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract ("forward currency contract") is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. An Investment Fund might typically enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

      An Investment Fund may enter into a forward currency contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case, the forward currency contract would approximate the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, an Investment Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Investment Fund is obligated to deliver. If an Investment Fund retains the portfolio security and engages in offsetting transactions, the Investment Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Investment Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Investment Fund entering into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Investment Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Investment Fund will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they tend to limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may adversely affect an Investment Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Investment Fund at one rate, while offering a lesser rate of exchange should the Investment Fund desire to resell that currency to the dealer.

      SHORT SALES. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities, or take advantage of an anticipated market decline, through short sales of securities that the Investment Fund believes possess volatility characteristics similar to those being hedged. In addition, an Investment Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, an Investment Fund may "short" a security of a company if, in its investment adviser's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Certain Investment Funds may consider short selling to be a significant part of their investment strategy.

      To effect a short sale, an Investment Fund would borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Investment Fund's portfolio, which, in turn, could result in losses to the Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

      An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. The Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

      DERIVATIVES. An Investment Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. The investment adviser of an Investment Fund may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Investment Fund will succeed, or that a particular hedging instrument will be available for use by the Investment Fund.

      Options and Futures. An Investment Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that

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the counter party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

      An Investment Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes the Investment Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund's books or with the Investment Fund's custodian or prime broker (or similar arrangement) to fulfill the obligation undertaken. The sale of such an option exposes the Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

      An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Investment Fund would be entitled to exercise the option should it deem it advantageous to do so.

      An Investment Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Investment Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

      Engaging in these transactions involves risk of loss to the Investment Fund that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Fund to substantial losses, which may result in losses to the Fund.

Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an Investment Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Investment Fund also is subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. An Investment Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to its investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants. An Investment Fund may invest in common stock rights and warrants believed by the investment adviser to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable an Investment Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Investment Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

BANK LOANS AND PARTICIPATIONS. An Investment Fund may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, an Investment Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

Although an Investment Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Investment Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Investment Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be under collateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments.

In the event of a failure to pay scheduled interest or principal payments on bank loans held by an Investment Fund, the Investment Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may adversely affect the performance of the Fund. An Investment Fund may invest in uncollateralized bank loans, which may involve a greater risk of loss.

The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Fund's investment is in a bank loan acquired from another lender, the Investment Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by an Investment Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

SWAPS. An Investment Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

Interest Rate Swap. An Investment Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Equity Index Swaps. An Investment Fund may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps. An Investment Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and their currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its investment adviser is incorrect in its forecasts of market values and currency exchange rates, the Investment Fund's performance will be adversely affected. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps. An Investment Fund may invest in total return swaps with appropriate counter parties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counter party.

Certain swap agreements into which an Investment Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

DISTRESSED CREDITS. An Investment Fund may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.

                             DIRECTORS AND OFFICERS

The business of the Fund is managed under the direction of the Board. Subject to the provisions of the Operating Agreement and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility. The Directors and officers of the Fund, their addresses, their ages and descriptions of their principal occupations during the past five years are listed below.


                                             TERM OF                            NUMBER OF
                                            OFFICE(1)                           PORTFOLIOS
                                              AND            PRINCIPAL           IN FUND
                           POSITION(S)      LNGTH OF        OCCUPATION(S)        COMPLEX
                            HELD WITH         TIME         DURING THE PAST       OVERSEEN     OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE       FUND           SERVED            5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
-------------------------  -----------     ----------      ---------------     ------------   ------------------

INDEPENDENT DIRECTORS

[To be completed.]



---------------------
(1) Each Director serves for the duration of the Fund, or his death, resignation, termination, removal or retirement.


                                             TERM OF                            NUMBER OF
                                            OFFICE(1)                           PORTFOLIOS
                                              AND            PRINCIPAL           IN FUND
                           POSITION(S)      LNGTH OF        OCCUPATION(S)        COMPLEX
                            HELD WITH         TIME         DURING THE PAST       OVERSEEN     OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE       FUND           SERVED            5 YEARS         BY DIRECTOR    HELD BY DIRECTOR
-------------------------  -----------     ----------      ---------------     ------------   ------------------




                                             TERM OF                                      NUMBER OF
                                            OFFICE(1)                                     PORTFOLIOS
                                              AND            PRINCIPAL                     IN FUND
                           POSITION(S)      LNGTH OF        OCCUPATION(S)                  COMPLEX
                            HELD WITH         TIME         DURING THE PAST                 OVERSEEN         OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE       FUND           SERVED            5 YEARS                   BY DIRECTOR        HELD BY DIRECTOR
-------------------------  -----------     ----------      ---------------               ------------       ------------------

DIRECTORS WHO ARE "INTERESTED PERSONS"(2)



Scott D. Nasca             President and                   President
Generation Capital         Director                        Founder                       Not applicable     Director, Monroe
Management LLC                                             Director of                                      County Deferred
400 Andrews Street                                         Generation                                       Compensation Board;
Rochester, N. Y. 14604                                     Capital                                          Member, Alumni
(Birth date)                                               Management LLC                                   Advisory Council and
                                                           (2003 to present);                               Geneseo Advocates
                                                                                                            Society;  Executive
                                                                                                            Board, Monroe County
                                                                                                            Conservative Party
                                                           Prior
                                                           thereto,
                                                           Principle,
                                                           Corporate
                                                           Vice
                                                           President and Director
                                                           of Equity Investments at
                                                           Karpus Investment
                                                           Management, a registered
                                                           investment advisory
                                                           firm.




Ron S. Geffner             Director                        Partner                       Not applicable     [To be supplied]
Sadis & Goldberg LLC                                       Sadis & Goldberg
463 Seventh Avenue                                         heads Financial
New York, N.Y.10018                                        Services Group
(6/4/66)                                                   of the firm.
                                                           (1997 to present)



OFFICERS [To be completed.]

NAME, ADDRESS, AND AGE     POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
----------------------     ------------------------        --------------------------------------------------
Rebecca Westervelt (2)     Vice President                  Vice President and Founder of Generation Capital
Generation Capital                                         Management LLC  (2003 to present)
Management LLC                                             Prior thereto, Portfolio Manager, Karpus Investment
400 Andrews Street                                         Management.
Rochester, N. Y. 14604
12/3/74


-----------------
(2) Messers. Nasca and Geffner and Ms. Westervelt are "interested persons" of the Fund and its investment adviser under Section 2(a)(19) of the 1940 Act. Mr. Nasca is President, Director, Founder and the primary majority owner of the Fund's investment adviser. Mr. Geffner and Ms. Westervelt are minority owners of the Fund's investment adviser, Mr. Geffner is a Partner of the Fund's legal counsel and Ms. Westervelt is Vice President and Founder of the Fund's investment adviser.



NAME, ADDRESS, AND AGE     POSITIONS HELD WITH FUND        PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
----------------------     ------------------------        --------------------------------------------------




[To be determined.]        Treasurer and Principal
                           Financial and Accounting
                           Officer


                           [To be determined.]                           Secretary







                             COMMITTEES OF THE BOARD

       The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board. The Audit Committee will recommend the selection, retention, or termination of the Fund's auditors, evaluates their independence, and reviews their fees. The Audit Committee currently consists of each of the Fund's Independent Directors. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last year.

      The Board has designated [names of Directors], to serve as the valuation committee of the Fund ("Valuation Committee"). The Valuation Committee's function, subject to the oversight of the Board, is generally to review the Fund's valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser. The Valuation Committee has been assigned to act in accordance with the Fund's valuation procedures as approved by the Board. Changes in its membership are subject to Board notification. The Board reviews matters arising from the Valuation Committee's considerations. As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

      The Board has formed a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the power to nominate directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The Committee currently consists of each of the Fund's Independent Directors. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Unit holders. As the Fund is recently organized, the Nominating and Corporate Governance Committee has not held any meetings during the last year.

      All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

                        DIRECTOR OWNERSHIP OF SECURITIES

The dollar range of equity securities owned by each Director is set forth below.(1)

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                                                          SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN
 NAME OF DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES            BY DIRECTOR IN FAMILY OF
                                        IN THE FUND AS OF                  INVESTMENT COMPANIES AS OF
                                      DECEMBER 31, 2003(2)                     DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

                                            N/A(2)                                 None
                                            N/A(2)                                 None
                                            N/A(2)                                 None


DIRECTORS WHO ARE "INTERESTED PERSONS"

Scott D. Nasca                              N/A(2)                                 None
Ron S. Geffner                              N/A(2)                                 None


--------------------
(1) The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or
      over $100,000.
(2) No purchases of equity securities in the Fund were being accepted as of December 31, 2003.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

      The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Adviser or the Distributor, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies), as of December 31, 2003.

                           NAME OF
                           OWNERS AND
NAME OF DIRECTOR           RELATIONSHIP                                         VALUE OF         PERCENTAGE
                           TO DIRECTOR      COMPANY         TITLE OF CLASS      SECURITIES       OF CLASS
----------------------------------------------------------------------------------------------------------------------
[Names to be provided by pre-effective amendment.]
                               N/A              N/A               N/A               $0               N/A
                               N/A              N/A               N/A               $0               N/A
                               N/A              N/A               N/A               $0               N/A

DIRECTOR COMPENSATION

      The Fund pays each Independent Director a fee of $1,000 per Board meeting ($250 in the case of a telephonic Board meeting), plus an annual retainer of $8,000. Mr. [Name], as chairman of the Audit Committee, receives an additional annual fee of $2,000. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings. Each of the Independent Directors is a member of the Audit Committee and/or Nominating and Corporate Governance Committee, and receive a fee for each meeting attended. Other officers and Directors of the Fund receive no compensation. There are no other investment companies managed by the Adviser or its affiliates (the "Fund Complex"). So, the Directors and officers of the Fund are not trustees/directors and officers of some or all of the other investment companies managed by the Adviser or its affiliates.


      The following table summarizes compensation expected to be paid to the Directors of the Fund, including Committee fees for the fiscal year ending March 31, 2005.


                                                        PENSION OR                                TOTAL
                                                        RETIREMENT         ESTIMATED           COMPENSATION
                                                         BENEFITS           ANNUAL             FROM FUND AND
                                     AGGREGATE          ACCRUED AS         BENEFITS            FUND COMPLEX
NAME OF                            COMPENSATION        PART OF FUND          UPON                PAID TO
DIRECTOR                            FROM FUND1           EXPENSES(1)      RETIREMENT(1)        DIRECTOR(1)(2)
--------                            ----------           ----------       -------------       ---------------

{Name]
[Name]
[Name]

Scott D. Nasca (2)                   N/A                  N/A               N/A                   N/A
Ron S. Geffner (2)                   N/A                  N/A               N/A                   N/A

----------------

1 Since the Fund has not completed its first full year since its organization, the information furnished is an estimated amount for the Fund's fiscal year ending March 31, 2005.

2 "Interested person" as defined in the 1940 Act of the Fund. Mr. Nasca is President, Director, Founder and the primary majority owner of the Fund's investment adviser. Mr. Geffner is a minority owner of the Fund's investment adviser and a Partner of the Fund's legal counsel. As interested persons, neither of these Fund Directors receives compensation from the Fund.

                             LIQUIDITY REQUIREMENTS

      The Fund's portfolio is not subject to any minimum liquidity requirement.

                                 CODE OF ETHICS

      The Fund, the Adviser, and the Distributor each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined on the Internet from the SEC's website at www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

      The Adviser's code of ethics allows personnel to invest in securities for their own account, but requires compliance with the code's pre-clearance requirements and other restrictions including "blackout periods" and minimum holding periods, subject to limited exceptions. The code of ethics prohibits purchases of securities in initial public offerings (the prohibition is limited to U.S. public offerings) and requires prior approval for purchases of securities in private placements. Performance Information Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund's investment performance.

      The Fund's performance results will vary from time to time, and past results are not necessarily indicative of future investment results.

      Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor's 500, the Russell 2000, or other lesser known indices (including indices of other pooled investment vehicles investing in hedge funds and private equity venture and buyout funds), such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index, or Venture Economics' Private Equity Performance Index. Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         THE ADVISER. Under an investment management agreement ("Investment Management Agreement") with the Fund, the Adviser, a registered investment adviser, provides supervisory and administrative services to the Fund, including supervision of the Fund's investment program. The Adviser's address is 400 Andrews Street, Rochester, N.Y. 14604.

         The Adviser is controlled by Scott D. Nasca. Mr. Nasca is President, Director, Founder and the primary majority owner of the Adviser. Through the Adviser's seed-money Unit holdings in the Fund, Mr. Nasca also is a controlling person of the Fund as of -------, 2004 and President, Director and primary portfolio manager of the Fund. Rebecca Westervelt is a Vice President, Founder and minority owner of the Adviser. She also is a Vice President and minority owner of the Fund through such seed-money holdings. Ron S. Geffner, a Director of the Fund, is a minority owner of the Adviser and the Fund through such seed-money holdings and a Partner of the Fund's legal counsel. Messers. Nasca and Geffner and Ms. Westervelt are both "affiliated and interested persons" of the Fund and the Adviser under the 1940 Act. Subject to general supervision of the Board and in accordance with the investment objective, policies, and restrictions of the fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement.

      The Investment Management Agreement provides that the Adviser will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with the Fund's registration statement, assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund's officers and employees, and render services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company. Subject to the Board's oversight, the Adviser has agreed, among other things, to: make investment decisions and provide a program of continuous investment management for the Fund; prepare, obtain, evaluate, and make available to the Fund research and statistical data; obtain and evaluate information and advice relating to the economy, securities markets, and securities; buy, retain, and sell investments, securities, and cash; purchase and redeem securities of Investment Funds; select brokers or dealers to execute transactions; provide on an ongoing evaluation of the Fund's portfolio; determine or recommend the extent to which the Fund's portfolio shall be invested, and what portion, if any, should be held uninvested; and maintain or cause to be maintained for the Fund all books, records, reports, and any other information required under the 1940 Act, to the extent that such books, records, and reports, and other information are not maintained or furnished by another service provider of the Fund.

      Under the Investment Management Agreement, the Fund is responsible for other expenses, including fees payable to the Adviser and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's administrator and any custodian, sub custodian, transfer agent, and registrar, or distribution disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, [offering, distribution, sale, or underwriting of Units issued by the Fund - these bracketed items seem like underwriting expenses if such expenses are for prospective Members]; expenses of registering or qualifying Units for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, SAIs, reports, notices, and distributions to Members; costs of stationery; costs of Members' and other meetings; and litigation expenses.

      The Adviser is responsible for the payment of the compensation and expenses (including payroll taxes, if any) of all Directors, officers, and executive employees of the Fund affiliated with the Adviser and making available, without expense to the Fund, the services of such Directors, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its Independent Directors.

      The Investment Management Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Management Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

      The Investment Management Agreement remains in effect until______, 2006, and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund.

      In considering the Investment Management Agreement, the Board considered several factors they believed, in light of the legal advice furnished to them by counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to the following: (i) the nature and quality of the services to be provided by the Adviser; (ii) the fairness of the compensation under the Investment Management Agreement in light of the services to be provided; (iii) the personnel, operations, financial condition, and investment management capabilities, methodologies, and performance of the Adviser; and (iv) the expenses to be borne by Members. In reviewing these factors, the Board considered, among other things: comparative data and other factors bearing on the quality of the services to be provided to the Fund and the cost to Members; factors relating to the Fund's investments in Investment Funds; and the fact that the Fund is a closed-end fund that may periodically repurchase Units from Members. Based upon its review, the Board has determined that the Investment Management Agreement is in the interest of the Fund and its Members. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement.

      The Investment Management Agreement may be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Investment Management Agreement will automatically be terminated in the event of its assignment, as defined in the 1940 Act, provided that an assignment to a corporate successor to all or substantially all of the Adviser's business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Adviser's business will not be deemed to be an assignment for the purposes of the Investment Management Agreement.

      The Fund will pay an asset based fee to the Adviser for its management services at an annual rate of 1.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of Units. The fee is accrued monthly and paid quarterly.

                                 CONTROL PERSONS

      As of ________, 2004, the Directors and officers of the Fund, as a group, owned less than __% of the outstanding Units.[No Fund Units have been issued to date.]

                              INDEPENDENT AUDITORS

       Deloitte & Touche LLP, whose principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-5022, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

      When available, the Fund will furnish, without charge, a copy of its Annual and Semi-Annual Reports to Members upon request to the Fund. Members may write to ____, or call [1-800-_____].

                           CUSTODIAN AND ADMINISTRATOR

      [Name] ("Custodian"), whose principal business address is [address], serves as the custodian of the Fund's assets pursuant to a custodian services agreement with the Fund, under which the Custodian, among other things: opens and maintains separate accounts in the Fund's name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt; and furnishes to the Fund periodic and special reports, statements, and other information. The Custodian is an affiliate [delete this if not applicable], of the Fund's sub-administrator and transfer and distribution disbursing agent.

      Generation, which serves as the Adviser, also will have responsibility for supervising administrative services pursuant to an administration agreement ("Administration Agreement"). In consideration for these services, the Fund will pay Generation a fee, in Generation's capacity as administrator, at the annual rate of 0.50% of the Fund's month-end net assets, including assets attributable to Generation (or its affiliates) and before giving effect to any repurchases by the Fund of Units. In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board, Generation has engaged [name]., whose principal business address is [address], to serve as the Fund's sub-administrator pursuant to a sub-administration agreement between [name] and Generation ("Sub-Administration Agreement"). [Name]. is compensated for its services under the Sub-Administration Agreement by Generation. See "Fees and Expenses -- Administrative Fee" in the Prospectus. [Name] also serves as transfer and distribution disbursing agent pursuant to the Investor Services Agreement with the Fund. [Name]. is an affiliate of the Custodian.

      Generation also has retained [name], to provide board-related sub-administration services pursuant to a services agreement. Under this agreement, [name] will, among other things: draft board meeting agendas and resolutions; prepare board materials; communicate with the Directors; and attend board meetings and draft board meeting minutes. [Name] is compensated for its services by Generation. See "Fees and Expenses -- Administrative Fee" in the Prospectus.

                                   DISTRIBUTOR

      The Distributor, [Name],, will act as distributor of the Units during the initial offering and any continuous offering of the Units following the initial offering pursuant to the Underwriting Agreement. Pursuant to the Underwriting Agreement, the Distributor bears all of its expenses of providing distribution services as described under that agreement. The Fund will assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by the Distributor under the Underwriting Agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund and the Units under the United States securities laws and the registration and qualification of Units for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such units for sale; and
(ii) the cost of preparing and printing of sufficient copies of the Fund's prospectus, SAI, and any other sales material (and any supplements or amendments thereto).

      The Underwriting Agreement continues in effect for two years from the date of this Prospectus and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board, including the Independent Directors who have no direct or indirect financial interest in the Underwriting Agreement. The Underwriting Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board, and a majority of the Independent Directors who have no direct or indirect financial interest in the Underwriting Agreement, or a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act.

                               CALCULATION OF FEES

         If, consistent with the provisions of the Operating Agreement and the Fund's currently effective registration statement, the determination of net asset value is suspended or net asset value is otherwise not calculated on a particular day, then for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's net asset value, such fee will be computed on the basis of the value of the Fund's net assets as last calculated.

                                  LEGAL COUNSEL

      Sadis & Goldberg LLC , 463 Seventh Avenue, 16th Floor, New York, N.Y. 10018 acts as counsel to the Fund.

                             PORTFOLIO TRANSACTIONS

      The Fund anticipates that many of its transactions will be effected directly with Investment Funds and such transactions may not be subject to brokerage commissions. In some instances, however, the Fund may incur expenses in connection with effecting its portfolio transactions, including the payment of brokerage commissions or fees payable to Investment Funds or parties acting on behalf of or at the direction of Investment Funds. Portfolio transaction orders may be directed to any broker, including, to the extent and in the manner permitted by applicable law, the Distributor or its affiliates, and other affiliates of the Fund.

                              FINANCIAL STATEMENTS

                      GENERATION HEDGE STRATEGIES FUND LLC
                       STATEMENT OF ASSETS AND LIABILITIES
                               [Month & day], 2004

ASSETS:

Cash                                             $100,000
[To be determined.]                              ----------

LIABILITIES:                                    [To be determined.]
                                                ==========


MEMBER'S CAPITAL: Capital Contributions $100,000 (100 units issued at $1,000 NAV/unit)


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1. ORGANIZATION

      Generation Hedge Strategies Fund LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end management investment company. The Fund has had no operations through __/__/04 other than those related to organizational matters and the sale and issuance of $100,000 of limited liability interests in the Fund to Generation Capital Management LLC ("Generation" or "Adviser").

      On [month & day], 2004, the Fund's Board of Directors (the "Board") approved an Investment Advisory Agreement with Generation and a Distributor's Agreement with [name].

      The Fund's investment objective is to seek long-term growth of principal across varying market conditions with limited correlation to traditional market indices by investing substantially all of its assets in securities of privately placed investment vehicles ("hedge funds"), that pursue a variety of absolute return investment strategies.

      The Fund may offer from time to time to repurchase units. These repurchases will be made at times and on such terms as may be determined by the Board. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase units from members on a quarterly basis.

2. SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

      No provision for the payment of Federal, state or local income taxes has been provided as the Fund is treated as a regulated investment company for income tax purposes. Each investor is individually required to report on its own tax returns its share of the Fund's taxable income or loss.

      No provision for organizational or offering costs has been made (estimated at $______), as the Adviser has agreed to paying [part or all - to be determined] of these costs directly.

3. MANAGEMENT FEE AND ADMINISTRATIVE SERVICING FEE

      The Fund will pay the Adviser a monthly fee (the "Management Fee") at the annual rate of 1.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of units. The management fee will accrue monthly and will be payable at the end of each quarter.

      The Fund will pay the Adviser an administrative servicing fee at the annual rate of 0.50% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of units.

      The Adviser has contractually agreed to waive and /or reimburse the Fund's expenses to the extent necessary so that the Fund's total annualized expenses do not exceed 2.20%. This expense limitation agreement will remain in effect for the Fund's first year of operations, and is automatically renewed for one-year terms thereafter, unless terminated by the Adviser or the Fund.

4. SUBSEQUENT EVENTS

      Effective _______, 2004, the Fund received an additional contribution from Generation totaling $_________[None at this time].

           REPORT OF INDEPENDENT ACCOUNTANTS TO THE BOARD OF DIRECTORS
               AND MEMBERS OF GENERATION HEDGE STRATEGIES FUND LLC

             [To be provided in a subsequent pre-effective amendment
                        to this registration statement.]

[Scott/Rebecca:Please conform this appendix to the current rating descriptions.]

                                  APPENDIX A:
                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

      S&P corporate bond ratings

      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, - Bonds rated BB, B, CCC, CC, and are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI - The rating CI is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.
      Moody's corporate bond ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      - Bonds rated are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.
      &P commercial paper ratings

      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).
      Moody's commercial paper ratings

      Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      o Leading market positions in well-established industries;

      o High rates of return on funds employed;

      o Conservative capitalization structures with moderate reliance on debt and ample asset protection;

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                      A-2

                                     PART C
                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

      Included in Part A: None

      Not included in Part B: The following financial statements are to be included in the Statement of Additional Information contained in a pre-effective amendment to this Registration Statement:

      (i) Statement of Assets and Liabilities, dated _______, 2004;

      (ii) Notes to Statement of Assets and Liabilities, dated ______, 2004; and

      (iii) Report of Independent Accountants, dated ________, 2004.

(2)   Exhibits

      (a)(1) Certificate of Formation of Limited Liability Company.(1)

      (a)(2) Form of Limited Liability Company Operating Agreement.(2)

      (b) Not applicable.

      (c) Not applicable.

      (d) See Item 24(2)(a)(2).

      (e) Not applicable.

      (f) Not applicable.

      (g) Form of Investment Management Agreement between Generation Capital Management LLC. and the Registrant.(1)

      (h) (1) Form of Underwriting and Distribution Services Agreement between Distributor. and the Registrant.(3)

      (h) (2) Form of Selling Group Agreement.(3)[See note under (h) (1) above.]

      (i)      Not applicable.

      (j) Form of Custody Agreement between Custodian and the Registrant.(3) [See note under (h) (1) above.]

      (k)(1) Form of Administration Agreement between Generation Capital Management LLC. and the Registrant.(1)

      (k)(2) Form of Sub-Administration and Accounting Services Agreement between Sub-Administrator and Generation Capital Management LLC
               (3) [See note under (h) (1) above.]

      (k)(3) Form of Escrow Agreement between Escrow Agent. and the Registrant.(3) [See note under (h) (1) above.]

      (k)(4) Form of Investor Services Agreement between Investor Services Provider. and the Registrant.(3) [See note under (h) (1) above.]

      (k)(5) Form of Expense Limitation Agreement between Generation Capital Management LLC. and the Registrant(1)

      (l)      Opinion and Consent of Counsel.(3)

      (m)      Not applicable.

      (n)      Consent of Auditors.(3)

      (o)      Not applicable.

      (p)      Form of Purchase Agreement for Initial Capital.(1)

      (q)      Not applicable.

      (r)(1)   Form of Code of Ethics of the Registrant.(3)

      (r)(1) Form of Code of Ethics of Generation Capital Management LLC the investment adviser for the Registrant. (3)

      (r)(3) Form of Code of Ethics of Distributor, the principal underwriter for the Registrant.(3)

      (s)      Power of Attorney for the Registrant (1).

-----------------
(1) Included herein as an exhibit.

(2) Form of the Limited Liability Company Operating Agreement is included as Appendix B to the Prospectus, which is in Part A of this Registration Statement.

(3) Not included as an exhibit but will be provided as an exhibit in a pre-effective amendment to this Registration Statement.

ITEM 25.  MARKETING ARRANGEMENTS

      See the Underwriting and Distribution Services Agreement will be filed as exhibit (h)(1) to a pre-effective amendment to this Registration Statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      All figures are estimates: [To be provided in a pre-effective amendment to this Registration Statement.]

Registration Fees                                               $
Printing Expenses
Legal Fees and Expenses
National Association of Securities Dealers, Inc. Fees
Accounting Fees and Expenses
Blue Sky Expenses
                                                                 -------


      The Fund's investment adviser or an affiliate of the investment adviser is voluntarily paying [part or all - to be determined] of the Fund's organizational and initial offering expenses.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

      As of _________, 2004, the Fund had the following number of record owners of Units:

         TITLE OF CLASS                        NUMBER OF RECORD HOLDERS
         ---------------                       -----------------------------
         Units of Limited Liability
         Company Interest                       [ None at this time. ]

ITEM 29.  INDEMNIFICATION

      A policy of insurance covering GENERATION CAPITAL MANAGEMENT LLC, its affiliates, and all of the registered investment companies advised by GENERATION CAPITAL MANAGEMENT LLC has been obtained to insure the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error, or accidental omission in the scope of their duties. Article III, Section 3.7 of the Registrant's Operating Agreement states as follows:

      (a) To the fullest extent permitted by law, the Fund shall, subject to
      Section 3.7(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), the Investment Adviser and Tax Matters Member (including for this purpose each affiliate, shareholder, partner, member, officer, director, principal, employee, or agent of the Investment Adviser and the Tax Matters Member) and the executors, heirs, assigns, successors, or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise affiliated, with the Investment Adviser or the Tax Matters Member (and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Investment Adviser, or the Tax Matters Member, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

      (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

      (c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree,


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

      or otherwise) without an adjudication or a decision on the merits by a court of competent jurisdiction, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to
      Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by vote of a majority of the Directors (excluding any Director who is seeking indemnification hereunder or is or has been a party to any action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, indemnitee's office, or
      (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

      (d) Any indemnification or advancement of expenses made pursuant to this
      Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits in a court of competent jurisdiction in any action, suit, investigation, or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section
      3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

      (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 as to which he, she, or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

      (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this
      Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
      a. . Generation Capital Management LLC ("Generation"), a registered investment adviser serves as the investment adviser to the Generation Hedge Strategies Fund LLC and other institutional and privately managed accounts.

      b. Business and other connections of the directors and officers of Generation are set forth below.


NAME AND CURRENT POSITION WITH                                  BUSINESS AND OTHER CONNECTIONS
GENERATION CAPITAL MANAGEMENT LLC                               DURING THE PAST 2 FISCAL YEARS
---------------------------------                               --------------------------------------------------

Scott D. Nasca, President, Founder and Director                 [See "Portfolio Manager" in the Prospectus and
                                                                "Directors and Officers" in the Statement
                                                                of Additional Information.]

Rebecca Westervelt, Founder and Vice President                  [See "Directors and Officers" in the
                                                                Statement of  Additional Information.]


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

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts and records of the Fund are maintained at the offices of:

1. Generation Capital Management LLC 400 Andrews Street, Suite 720 Rochester, New York 14604

      [Also at the offices of the custodian, transfer agent, administrator, sub-administrator, or other agent of the Registrant, the names and addresses of which will be provided in a subsequent pre-effective amendment to this registration statement.]


ITEM 32.  MANAGEMENT SERVICES

      Not applicable.

ITEM 33.  UNDERTAKINGS

      1. Not Applicable.

      2. Not Applicable.

      3. Not Applicable.

      4. The Registrant undertakes:

           a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

           b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      5. Not applicable.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 31st day of March, 2004.

                      GENERATION HEDGE STRATEGIES FUND LLC
                           *
                             By:/s/ Scott D. Nasca .
                                ----------------------------------
                                Name: Scott D. Nasca .
                                Title: President

      Pursuant to the requirements of the Securities Act, this Registration Statement been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                         TITLE                        DATE
-----------                       ------                       ------

*
/s/ Scott D. Nasca                President and                March 31, 2004
-------------------------         Director
Scott D. Nasca


*
/s/ Ron S. Geffner                Director                     March 31, 2004
-------------------------
Ron S.Geffner


-------------------------


*By:/s/Thomas F. Konop
---------------------
Thomas F. Konop,
as attorney-in-fact

------------------
* Pursuant to power of attorney dated March 15, 2004 and provided as exhibit (s) in item 24 (2) above to this registration statement under the 1940 Act on Form N-2 .

                                  EXHIBIT LIST

(a)(1)    Certificate of Formation of Limited Liability Company



(a)(2) Form of Limited Liability Company Operating Agreement (See appendix B to the Prospectus which is in Part & (d) A of this Registration Statement)


(g)(1) Form of Investment Management Agreement between Generation Capital Management LLC. and the Registrant.


(k)(1) Form of Administration Agreement between Generation Capital Management LLC. and the Registrant.


(k)(5) Form of Expense Limitation Agreement between Generation Capital Management LLC. and the Registrant.


(p)       Form of Purchase Agreement for Initial Capital.


(s)(1)(2) Powers of Attorney dated March 15, 2004 naming Thomas F. Konop as true and lawful attorney-in-fact and agent of Messers. Scott D. Nasca and Ron S. Geffner with respect to, among other things, this registration statement.



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